Exhibit 10.1


==============================================================================







                     STOCK PURCHASE AND SALE AGREEMENT


                         dated as of March 16, 1998


                                   among


                            COMSAT CORPORATION,
                    a District of Columbia corporation,

                            TBG INDUSTRIES, INC.
                          a Delaware corporation,

                                    and

                       PRODELIN HOLDING CORPORATION,
                          a Delaware corporation,
                                  as Buyer







==============================================================================

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

                             TABLE OF CONTENTS


        ARTICLE I    DEFINITIONS..................................................................................1
              1.1    DEFINITIONS..................................................................................1

       ARTICLE II    PURCHASE AND SALE OF SHARES; CLOSING........................................................11
              2.1    CERTAIN ASSETS AND LIABILITIES..............................................................11
              2.2    PURCHASE AND SALE...........................................................................12
              2.3    CLOSING.....................................................................................12
              2.4    PURCHASE PRICE..............................................................................12
                     2.4.1      JUNE STATEMENTS..................................................................12
                     2.4.2      PRE-CLOSING STATEMENT............................................................13
              2.5    CLOSING DELIVERIES..........................................................................14
                     2.5.1      PURCHASE PRICE...................................................................14
                     2.5.2      SHARE CERTIFICATES...............................................................14
                     2.5.3      CORPORATE RECORDS................................................................14
                     2.5.4      ANCILLARY AGREEMENTS.............................................................14
                     2.5.5      CLOSING DOCUMENTS TO BE DELIVERED BY SELLER......................................15
                     2.5.6      CLOSING DOCUMENTS TO BE DELIVERED BY BUYER.......................................15
              2.6    PURCHASE PRICE ADJUSTMENT...................................................................15
                     2.6.1      CLOSING STATEMENT................................................................15
                     2.6.2      OBJECTIONS; RESOLUTIONS..........................................................15
                     2.6.3      WORKPAPERS.......................................................................16
                     2.6.4      FINAL ADJUSTMENTS................................................................16
                     2.6.5      FEES AND EXPENSES................................................................19

      ARTICLE III    REPRESENTATIONS AND WARRANTIES OF SELLER....................................................19
              3.1    CORPORATE STATUS AND AUTHORITY OF SELLER....................................................19
              3.2    NO CONFLICTS, ETC...........................................................................20
                     3.2.1      NO CONFLICTS.....................................................................20
                     3.2.2      CONSENTS AND APPROVALS...........................................................20
              3.3    CORPORATE STATUS AND AUTHORITY OF CRSI AND THE SUBSIDIARIES.................................20
              3.4    OWNERSHIP OF CRSI AND THE SUBSIDIARIES......................................................21
              3.5    TRANSFER OF SHARES..........................................................................22
              3.6    FINANCIAL STATEMENTS, ETC...................................................................22
                     3.6.1      SCHEDULES........................................................................22
                     3.6.2      ACCURACY.........................................................................23
                     3.6.3      NO UNDISCLOSED LIABILITIES.......................................................23
                     3.6.4      ABSENCE OF CHANGES...............................................................23
              3.7    PROPERTIES; LEASES; TANGIBLE ASSETS.........................................................25
                     3.7.1      TITLE............................................................................25
                     3.7.2      LEASES...........................................................................26
                     3.7.3      DOCUMENTS........................................................................26


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              3.8    ACCOUNTS RECEIVABLE.........................................................................26
              3.9    INVENTORY...................................................................................27
              3.10   INTELLECTUAL PROPERTY.......................................................................27
                     3.10.1     PATENTS AND KNOW-HOW.............................................................27
                     3.10.2     TRADEMARKS AND COPYRIGHTS........................................................28
                     3.10.3     COMPUTER SOFTWARE................................................................29
              3.11   MATERIAL CONTRACTS..........................................................................30
                     3.11.1     IDENTIFICATION...................................................................30
                     3.11.2     FULL FORCE AND EFFECT............................................................31
              3.12   LITIGATION AND INVESTIGATION................................................................31
              3.13   TAXES.......................................................................................32
              3.14   EMPLOYEES; COMPENSATION; LABOR..............................................................34
                     3.14.1     EMPLOYEES AND COMPENSATION.......................................................34
                     3.14.2     CERTAIN LABOR MATTERS............................................................34
                     3.14.3     EMPLOYEE BENEFIT PLANS; ERISA....................................................35
              3.15   ENVIRONMENTAL MATTERS.......................................................................36
                     3.15.1     ENVIRONMENTAL PERMITS............................................................36
                     3.15.2     NO VIOLATION.....................................................................36
                     3.15.3     NO NOTICE........................................................................36
                     3.15.4     NO BASIS FOR LIABILITY...........................................................36
                     3.15.5     UNDERGROUND IMPROVEMENTS.........................................................37
                     3.15.6     RECORDS..........................................................................37
                     3.15.7     LIENS............................................................................37
               3.16  GOVERNMENT CONTRACTS........................................................................37
                     3.16.1     COMPLIANCE.......................................................................37
                     3.16.2     INVESTIGATIONS...................................................................38
                     3.16.3     ABSENCE OF CLAIMS................................................................39
                     3.16.4     ELIGIBILITY......................................................................39
              3.17   COMPLIANCE WITH LAWS........................................................................39
                     3.17.1     GENERAL..........................................................................39
                     3.17.2     EXPORT CONTROL...................................................................39
                     3.17.3     SECURITY CLEARANCES..............................................................40
              3.18   INSURANCE...................................................................................40
              3.19   BROKERS.....................................................................................40
              3.20   DISCLOSURE..................................................................................40
              3.21   RELATED PARTY TRANSACTIONS..................................................................41
              3.22   BANK ACCOUNTS...............................................................................41
              3.23   CONFLICTS OF INTEREST.......................................................................41

       ARTICLE IV           REPRESENTATIONS AND WARRANTIES OF TBG AND BUYER......................................41
              4.1    CORPORATE STATUS AND AUTHORITY OF TBG AND BUYER.............................................41
              4.2    NO CONFLICTS, ETC...........................................................................42
                     4.2.1      NO CONFLICTS.....................................................................42
                     4.2.2      CONSENTS AND APPROVALS...........................................................42

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              4.3    SUFFICIENT FUNDS............................................................................43
              4.4    BROKERS.....................................................................................43
              4.5    PURCHASE FOR INVESTMENT.....................................................................43

        ARTICLE V    COVENANTS...................................................................................43
              5.1    CONDUCT OF THE BUSINESS.....................................................................43
                     5.1.1      ORDINARY COURSE..................................................................43
                     5.1.2      CASH MANAGEMENT..................................................................45
              5.2    ACCESS TO INFORMATION.......................................................................46
                     5.2.1      ACCESS...........................................................................46
                     5.2.2      CONFIDENTIALITY..................................................................46
                     5.2.3      NOTICE TO SELLER.................................................................46
              5.3    FILINGS AND AUTHORIZATIONS..................................................................47
              5.4    TAX MATTERS.................................................................................47
                     5.4.1      TAX RETURNS......................................................................47
                     5.4.2      INDEMNITY........................................................................48
                     5.4.3      TAX LIABILITY....................................................................49
                     5.4.4      TAX CONTESTS.....................................................................49
                     5.4.5      COOPERATION......................................................................51
              5.5    PURCHASE SUPPORT AGREEMENT..................................................................51
              5.6    NAME AND MARKS..............................................................................52
                     5.6.1      BUYER'S OBLIGATIONS..............................................................52
                     5.6.2      SELLER'S OBLIGATIONS.............................................................52
              5.7    NOTICE TO BUYER.............................................................................52
              5.8    FURTHER ASSURANCES..........................................................................52
              5.9    PUBLIC ANNOUNCEMENTS........................................................................52
              5.10   COMPANY RECORDS.............................................................................53
                     5.10.1     RETENTION........................................................................53
                     5.10.2     COOPERATION WITH RESPECT TO EXAMINATIONS AND
                                CONTROVERSIES....................................................................53
                     5.10.3     REMEDY FOR FAILURE TO COMPLY.....................................................53
              5.11   ACCESS TO REAL PROPERTIES...................................................................53
              5.12   COOPERATION OF BUYER........................................................................54
              5.13   DISCLOSURE SCHEDULES........................................................................54
                     5.13.1     DELIVERY. .......................................................................54
                     5.13.2     INTERPRETATION...................................................................54
              5.14   EMPLOYEE BENEFIT MATTERS....................................................................54
                     5.14.1     EMPLOYEE BENEFIT DEFINITIONS.....................................................54
                     5.14.2     WELFARE PLANS FOLLOWING THE CLOSING..............................................55
                     5.14.3     RETENTION AGREEMENTS.............................................................56
                     5.14.4     SAVINGS PROGRAM..................................................................56
                     5.14.5     VACATION AND HOLIDAYS............................................................57
                     5.14.6     WARN ACT COMPLIANCE..............................................................57
                     5.14.7     EXCLUDED EMPLOYEES...............................................................57
              5.15   ADMINISTRATION OF ACCOUNTS..................................................................57


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                     5.15.1     IN TRUST FOR BUYER...............................................................57
                     5.15.2     IN TRUST FOR SELLER..............................................................57
              5.16   NEGOTIATIONS WITH OTHERS....................................................................58
              5.17   EXCHANGE PROCEEDS...........................................................................58
              5.18   NONCOMPETITION AND NONSOLICITATION..........................................................58
                     5.18.1     NONCOMPETITION...................................................................58
                     5.18.2     NONSOLICITATION..................................................................59
                     5.18.3     VALIDITY.........................................................................60
              5.19   EXCLUDED CONTRACTS..........................................................................60
              5.20   FINANCIAL REPORTS...........................................................................60
              5.21   GREENBANK SURETY BOND.......................................................................60

       ARTICLE VI    CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER................................................61
              6.1    CONDITIONS..................................................................................61
                     6.1.1      REPRESENTATIONS AND WARRANTIES ACCURATE..........................................61
                     6.1.2      PERFORMANCE BY SELLER............................................................61
                     6.1.3      GOVERNMENT AUTHORIZATIONS........................................................61
                     6.1.4      OPINION OF COUNSEL...............................................................62
                     6.1.5      SURVEYS..........................................................................62
                     6.1.6      ENVIRONMENTAL....................................................................62
                     6.1.7      ABSENCE OF ADVERSE CHANGE........................................................62
                     6.1.8      SECURITY CLEARANCE...............................................................63
                     6.1.9      COMPLIANCE WITH ISRA.............................................................63
                     6.1.10     GREENBANK NOVATION...............................................................63
                     6.1.11     EXPORT LICENSES..................................................................63
                     6.1.12     ANCILLARY AGREEMENTS.............................................................64
              6.2    WAIVER......................................................................................64

      ARTICLE VII    CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER...............................................64
              7.1    CONDITIONS..................................................................................64
                     7.1.1      REPRESENTATIONS AND WARRANTIES ACCURATE..........................................64
                     7.1.2      PERFORMANCE BY BUYER.............................................................64
                     7.1.3      GOVERNMENT AUTHORIZATIONS........................................................64
                     7.1.4      OPINION OF COUNSEL...............................................................64
                     7.1.5      CHANGE OF NAME...................................................................65
              7.2    WAIVER......................................................................................65

     ARTICLE VIII    INDEMNIFICATION.............................................................................65
              8.1    SURVIVAL OF REPRESENTATIONS AND WARRANTIES..................................................65
                     8.1.1      OF THE SELLER....................................................................65
                     8.1.2      OF THE BUYER.....................................................................65
              8.2    GENERAL INDEMNITY...........................................................................65
                     8.2.1      INDEMNIFICATION BY SELLER........................................................65

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                     8.2.2      INDEMNIFICATION BY BUYER.........................................................66
                     8.2.3      LIMITATIONS......................................................................67
                     8.2.4      IVORY COAST......................................................................68
              8.3    DEFENSE OF THIRD PARTY CLAIMS...............................................................69
                     8.3.1      NOTICE...........................................................................69
                     8.3.2      DEFENSE OF CLAIMS................................................................69
                     8.3.3      SETTLEMENT.......................................................................70
                     8.3.4      COOPERATION......................................................................70
              8.4    SPECIAL INDEMNITY...........................................................................70
              8.5    NO CONTRIBUTION FROM COMPANY................................................................70

       ARTICLE IX    TERMINATION.................................................................................71
              9.1    TERMINATION EVENTS..........................................................................71
              9.2    EFFECT OF TERMINATION.......................................................................71

        ARTICLE X    MISCELLANEOUS...............................................................................72
              10.1   REMEDIES; EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES;
                     RELATIONSHIP BETWEEN THE PARTIES............................................................72
                     10.1.1  REMEDIES............................................................................72
                     10.1.2 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES; RELATIONSHIP
                            BETWEEN THE PARTIES..................................................................72
              10.2   EXPENSES....................................................................................73
              10.3   AMENDMENT...................................................................................73
              10.4   ENTIRE AGREEMENT............................................................................73
              10.5   NOTICES.....................................................................................73
              10.6   SEVERABILITY................................................................................75
              10.7   WAIVER......................................................................................75
              10.8   BINDING EFFECT; ASSIGNMENT..................................................................75
              10.9   NO THIRD PARTY BENEFICIARIES................................................................75
              10.10  COUNTERPARTS................................................................................76
              10.11  GOVERNING LAW...............................................................................76
              10.12  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL...............................................76
                     10.12.1    CONSENT TO JURISDICTION..........................................................76
                     10.12.2    WAIVER OF JURY TRIAL.............................................................77
              10.13  CONSTRUCTION................................................................................77
                     10.13.1    WORDS............................................................................77
                     10.13.2    CROSS REFERENCES.................................................................77
                     10.13.3    NO PRESUMPTION...................................................................77
                     10.13.4    EXHIBITS AND SCHEDULES...........................................................77
              10.14  INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND
                     WARRANTIES..................................................................................77


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EXHIBITS
--------

Exhibit A-1                         Form of Asset Distribution and Assumption Agreement
Exhibit A-2                         Form of Assignment and Assumption Agreement
Exhibit B                           Form of Promissory Note
Exhibit C                           Form of Technology License Agreement
Exhibit D                           Form of Transition Services Agreement
Exhibit E                           Form of Sublease Agreement
Exhibit F                           Form of Guarantee Assumption Agreement
Exhibit G                           Form of Post Closing Note
Exhibit H                           Form of Greenbank Novation Agreement
Exhibit I                           Form of Greenbank Subcontract

DISCLOSURE SCHEDULES
--------------------

I                                   Knowledge of Seller
II                                  Distributed Assets and Liabilities
III                                 Excluded Contracts
2.4.1                               June Statements
2.6.1                               Intercompany Loans and Advances Principles and
                                    Methods
3.2.1                               Conflicts as to Material Contracts
3.2.2                               Consents and Approvals
3.3                                 Subsidiaries of CRSI; Stockholders and Capital Stock;
                                    Jurisdictions Where CRSI and the Subsidiaries are
                                    Qualified
3.4                                 Existing Options, Warrants, Calls, Rights, Arrangements,
                                    etc. Unissued Capital Stock of CRSI and the Subsidiaries
3.6.1                               Financial Statements
3.6.4                               Absence of Changes
3.7.1                               Real Property
3.7.2                               Leases of Real Property and Certain Equipment
3.7.3(b)                            Pending Condemnation Proceedings or Proceedings in
                                    Relation to Real Property
3.7.3(c)                            Agreements Granting Right of Use of Occupancy of Real
                                    Properties
3.8                                 Delinquent Accounts Receivable
3.10.1                              Patents and Licenses
3.10.2                              Trademarks, Copyrights and Licenses
3.10.3                              Computer Software
3.11.1                              Material Contracts
3.11.2                              Material Contract Exceptions
3.12                                Litigation and Investigation
3.13                                Taxes

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3.14.1                              Employees; Benefit Plans; Employment Policies
3.14.2                              Certain Labor Matters
3.14.3                              Employee Benefit Plans; ERISA
3.15.1                              Environment Permits
3.15.2                              Violation of Environmental Laws
3.15.3                              Notice of Violation of Environmental Laws
3.15.4                              Basis for Liability
3.15.5                              Underground Improvements, Dumps and Land Fills
                                    Subject to Environmental Laws
3.16.1                              Noncompliance with Government Contracts
3.16.2                              Investigations with respect to Government Contracts
3.16.3                              Outstanding Claims with respect to Government
                                    Contracts
3.16.4                              Non-Eligibility with respect to Government Contracts
3.17.2                              Noncompliance with Export Control
3.17.3                              Facility Security Clearances
3.18                                Insurance Policies
4.2.2                               Consents and Approvals
4.2.2(ii)                           Filings Required by the Department of Defense Industrial
                                    Security Regulation or Department of Defense Industrial
                                    Security Manual
5.1(m)                              1997 or 1998 Fiscal Year Capital Expenditures
5.5                                 Goods and Services to be Supplied by CRSI and
                                    Subsidiaries subject to the "Purchase Support Agreement"
5.14.1                              Excluded Employees
5.14.3                              Employee Retention Agreements


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                     STOCK PURCHASE AND SALE AGREEMENT

     This STOCK PURCHASE AND SALE AGREEMENT, dated as of March 16, 1998, is made by and between COMSAT Corporation, a District of Columbia corporation ("Seller"), TBG Industries, Inc., a Delaware corporation ("TBG"), and Prodelin Holding Corporation, a Delaware corporation and a wholly owned subsidiary of TBG ("Buyer").

                            W I T N E S S E T H:
                            - - - - - - - - - -

     WHEREAS, Seller owns all of the issued and outstanding shares of capital stock of COMSAT RSI, Inc., a Delaware corporation ("CRSI");

     WHEREAS, CRSI and the Subsidiaries (as defined herein) design, manufacture, install and support systems and products for satellite, terrestrial and wireless communications, as well as antennas and products for air traffic control, radar and specialized applications (the "Business" (PROVIDED THAT, for all purposes of this Agreement, Business shall not be deemed to include any of the Excluded Assets and Liabilities));

     WHEREAS, upon the terms and subject to the conditions contained herein, Seller desires to sell, and Buyer desires to purchase, all of the issued and outstanding capital stock of CRSI consisting of 1,000 shares of common stock, par value $1.00 per share (the "Shares"); and

     WHEREAS, immediately prior to the Closing, and upon the terms and subject to the conditions contained herein, Seller shall cause certain of CRSI's assets and liabilities to be distributed to Seller or a wholly owned subsidiary thereof;

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                 ARTICLE I

                                DEFINITIONS

     SECTION 1.1 DEFINITIONS. Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Agreement and shall be equally applicable to both the singular and the plural forms of the terms herein defined:

          "ADJUSTED DECEMBER STATEMENTS" shall have the meaning specified in Section 3.6.1(d) hereof.


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          "ADJUSTED JUNE BALANCE SHEET" shall have the meaning specified in
     Section 2.4.1 hereof.

          "ADJUSTED JUNE  STATEMENTS"  shall have the meaning  specified in
     Section 3.6.1(b) hereof.

          "AFFILIATE" means, with respect to any specified Person, any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person.

          "AGREEMENT", "THIS AGREEMENT", "HEREIN", "HEREUNDER", "HEREOF", "HEREBY" or other like words mean this Stock Purchase Agreement as originally executed or as modified or amended pursuant to the applicable provisions hereof.

          "ANCILLARY AGREEMENTS" means, collectively, the Distribution Agreement, the Technology License Agreement, the Transition Services Agreement, the Guarantee Assumption Agreement, the Sublease Agreement and the Assignment and Assumption Agreements.

          "ARBITER"  shall have the  meaning  specified  in  Section  2.6.2 hereof.

          "ASSIGNMENT AND ASSUMPTION AGREEMENT(S)" shall have the meaning specified in Section 2.1(b) hereof.

          "BUSINESS" shall have the meaning specified in the second Whereas clause hereof.

          "BUYER" shall have the meaning specified in the preamble hereof.

          "BUYER  INDEMNITEE"  shall have the meaning  specified in Section
     8.2.1 hereof.

          "CLAIM" shall have the meaning specified in Section 8.3.1 hereof.

          "CLAIM NOTICE" shall have the meaning specified in Section 8.3.1 hereof.

          "CLOSING" shall have the meaning specified in Section 2.3 hereof.

          "CLOSING DATE" shall have the meaning specified in Section 2.3 hereof.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMPETING  BUSINESS" shall have the meaning specified in Section
     5.18 hereof.


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          "COMPUTER  SOFTWARE" shall have the meaning  specified in Section
     3.10.3 hereof.

          "COMSAT" shall have the meaning specified in the preamble hereof.

          "CONFIDENTIALITY  AGREEMENT" shall have the meaning  specified in
     Section 5.2.2 hereof.

          "CONSENTS" shall have the meaning specified in Section 6.1.3(b) hereof.

          "CRSI" shall have the meaning specified in the first Whereas clause hereof, except that CRSI shall not refer to any of the Excluded Assets and Liabilities.

          "CRSI ACQUISITION DATE" means June 3, 1994.

          "CRSI  TECHNOLOGY"  shall have the meaning  specified  in Section
     3.10.1 hereof.

          "DECREASED  ADJUSTED  NOTE" shall have the meaning  specified  in
     Section 2.6.4(a)(iv).

          "DECREASED ADJUSTED PRINCIPAL" shall have the meaning specified in Section 2.6.4(a)(iv).

          "DISTRIBUTED  ASSETS" shall have the meaning specified in Section
     2.1 hereof.

          "DISTRIBUTED ASSETS AND LIABILITIES" shall have the meaning specified in Section 2.1 hereof.

          "DISTRIBUTED  LIABILITIES"  shall have the meaning  specified  in
     Section 2.1 hereof.

          "DISTRIBUTION  AGREEMENT"  shall have the  meaning  specified  in
     Section 2.1 hereof.

          "EMPLOYEES"  shall have the meaning  specified in Section  3.14.1 hereof.

          "EMPLOYEE  PLANS"  shall have the  meaning  specified  in Section
     5.14.1 hereof.

          "ENVIRONMENTAL LAWS" means any Laws (including without limitation the Comprehensive Environmental Response, Compensation and Liability
     Act), including any plan, judgment, injunction, notice or demand letter issued,

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     entered, promulgated or approved by any Governmental Authority, now or
     hereafter   in  effect   relating  to  the   generation,   production,
     installation,  use,  storage,  treatment,   transportation,   release,
     threatened release or disposal of Hazardous Materials, noise control, or the protection of natural resources or the environment.

          "ERISA"  shall  have the  meaning  specified  in  Section  3.14.3 hereof.

          "ERISA PLAN" shall have the meaning  specified in Section  3.14.3 hereof.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXCLUDED ASSETS" shall mean, collectively, the Distributed Assets and Excluded Contracts.

          "EXCLUDED ASSETS AND LIABILITIES" shall mean, collectively, the Excluded Assets and the Excluded Liabilities.

          "EXCLUDED CONTRACTS LIABILITIES" shall have the meaning specified in Section 2.1(b) hereof.

          "EXCLUDED CONTRACTS AND LIABILITIES" shall have the meaning specified in Section 2.1(b) hereof.

          "EXCLUDED  EMPLOYEES" shall have the meaning specified in Section
     5.14.1 hereof.

          "EXCLUDED GOVERNMENT CONTRACT" shall have the meaning specified in Section 5.20 hereof.

          "EXCLUDED LIABILITIES" shall mean, collectively, the Distributed Liabilities and the Excluded Contracts Liabilities.

          "EXCLUDED SUBSIDIARIES" means CRSI Acquisition Inc., a Delaware corporation, Plexsys International Corp., a Delaware corporation, Plexsys International FSC Corp., a U.S. Virgin Islands corporation, and Radiation Systems Electromechanical Systems, Incorporated, a Florida corporation.

          "EXON-FLORIO AMENDMENT" means Section 721(a) of the Defense Production Act of 1950, as amended.

          "FINAL CLOSING NET INTERCOMPANY LOAN AMOUNT" shall have the meaning specified in Section 2.6.2 hereof.


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                                     4

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          "FINANCIAL  STATEMENTS"  shall  have  the  meaning  specified  in
     Section 3.6.1 hereof.

          "GAAP" shall have the meaning specified in Section 3.6.2 hereof.

          "GOVERNMENTAL AUTHORITY" means any federal, state, local or foreign court, tribunal, legislative, administrative or regulatory authority or agency.

          "GOVERNMENT BID" means any bid or proposal made by CRSI or any Subsidiary which, if accepted, would result in a Government Contract, but excluding, for all purposes of this definition of Government Bid, any such bid or proposal included among or relating to the Excluded Assets and Liabilities.

          "GOVERNMENT CONTRACT" means any contract, subcontract and agreement and other arrangement between CRSI or any Subsidiary and (i) the United States government, (ii) any prime contractor of the United States government or other Person acting on its behalf, but solely to the extent that the contract, subcontract, agreement or other arrangement between CRSI or such Subsidiary and such prime contractor or Person relates to a contract, subcontract, agreement or other arrangement between such prime contractor or Person and the United States government, and (iii) any subcontractor with respect to any contract, subcontract, agreement or other arrangement described in clause (i) or (ii) hereof, but excluding, for all purposes of this definition of Government Contract, any such contract, subcontract, agreement or other arrangement included among the Excluded Assets and Liabilities.

          "GREENBANK CONTRACT" shall mean that certain contract, bearing number AUI-1059, between CRSI and Associated Universities, Inc., as amended.

          "GREENBANK SUBCONTRACT" shall mean that certain subcontract between Seller and CRSI entered into at or prior to closing and relating to the completion of the Greenbank Contract, substantially in the form of Exhibit I attached hereto.

          "GUARANTEE ASSUMPTION AGREEMENT" shall have the meaning specified in Section 2.5.4(d) hereof.

          "HAZARDOUS MATERIALS" mean any wastes, substances, radiation or materials (whether solids, liquids or gases) (i) which are hazardous, toxic, infectious, explosive, radioactive, carcinogenic or mutagenic;
     (ii) which are or become defined as a "pollutants", "contaminants", "hazardous materials", "hazardous wastes", "hazardous substances", "toxic substances", "radioactive materials", "solid wastes" or other similar designations in, or otherwise subject to regulation under, any Environmental Laws; (iii) the presence of which on the Real Property cause or threaten to cause a nuisance pursuant to applicable

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



     statutory or common law upon the Real Property or to adjacent properties; (iv) without limitation, which contain polychlorinated biphenyls (PCBs), asbestos and asbestos-containing materials, lead-based paints, urea-formaldehyde foam insulation, and petroleum or petroleum products (including, without limitation, crude oil or any fraction thereof) or (v) which pose a hazard to natural resources, industrial hygiene or the environment.

          "HSR ACT" means the Hart-Scott-Rodino  Antitrust Improvements Act
     of  1976  (including  the  regulations  promulgated  thereunder),   as
     amended.

          "INCREASED  ADJUSTED  NOTE" shall have the meaning  specified  in
     Section 2.6.4(a)(ii).

          "INDEMNIFIED  PARTY" shall have the meaning  specified in Section
     8.3.1 hereof.

          "INDEMNITOR"  shall have the meaning  specified in Section  8.3.1 hereof.

          "INDEMNITY CAP" shall have the meaning specified in Section 8.2.3(a) hereof.

          "INDEMNITY THRESHOLD" shall have the meaning specified in Section 8.2.3(a) hereof.

          "INTEREST RATE" shall be the per annum rate equal to the rate announced by Chase Manhattan Bank, N.A. in the City of New York as its base or prime rate in effect on the close of business on the Closing Date, plus 250 basis points.

          "INVENTORY"  shall have the  meaning  specified  in  Section  3.9 hereof.

          "IVORY COAST COMMISSION LITIGATION" shall have the meaning set forth in Section 8.2.4(a).

          "JUNE NET INTERCOMPANY LOAN AMOUNT" shall have the meaning specified in Section 2.4.1 hereof.

          "JUNE RECONCILIATION STATEMENT" shall have the meaning specified in Section 2.4.1 hereof.

          "KNOWLEDGE OF SELLER" or "SELLER'S KNOWLEDGE" means (i) the actual knowledge of the persons listed on Schedule I hereto and (ii) that knowledge which should have been obtained by such person, after making such due inquiry and exercising the due diligence that a prudent business person in a

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                                     6
     similar circumstance should have made or exercised, as applicable with respect thereto.

          "LAWS" means any law, statute, treaty, rule, directive or regulation, decree or order of any Governmental Authority.

          "LIABILITY" means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

          "LIENS" means all liens, claims, charges, restrictions, pledges and other security interests, mortgages and encumbrances.

          "LOSSES" means all losses, damages, liabilities, claims, demands, judgments, settlements, actual costs and expenses, penalties and interest (including reasonable attorneys', accountants' and other professional fees and expenses but excluding lost profits, exemplary damages or opportunity costs), and Taxes actually incurred in connection with the receipt of indemnification payments, whether or not arising out of third party claims; PROVIDED HOWEVER that Losses shall be net of any (i) insurance proceeds received by an Indemnified Party from an insurance company on account of such Losses (net of deductibles and any costs incurred in obtaining such proceeds and any increase in insurance premiums as a result of a claim with respect to such proceeds), and (ii) reductions in Taxes actually realized by an Indemnified Party as a result of the event or circumstance giving rise to such Loss.

          "MATERIAL ADVERSE EFFECT" means, with respect to any Person, a material adverse effect upon the business, assets, financial condition or results of operations of such Person, except that where reference is made to Persons taken as a whole, such reference means a material adverse effect upon the business, assets, financial condition or results of all such Persons on a consolidated basis.

          "MATERIAL  LEASES"  shall have the meaning  specified  in Section
     3.7.2 hereof.

          "NON-COMPETE  PERIOD" shall have the meaning specified in Section
     5.18 hereof.

          "NOTE" shall have the meaning specified in Section 2.4.2(a) hereof.

          "NOTE  PRINCIPAL  AMOUNT"  shall have the  meaning  specified  in
     Section 2.4.2(a) hereof.


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



          "NOTICE PERIOD" with respect to indemnification for any third party claim described in Section 8.3.1 herein shall mean the period ending on the earlier of:

          (i) 30 days after the time at which such third party claim has become the subject of proceedings before any court or tribunal, or such shorter time as would allow the Indemnitor sufficient time to contest such proceeding prior to any judgment or decision thereon; and

          (ii) 30 days after the time at which the Indemnified Party has either (X) received written notice from the claimant asserting such third party claim or (Y) commenced an active investigation of circumstances likely to give rise to such third party claim, or such longer time as would not prejudice, adversely affect or materially interfere with the ability of the Indemnitor to investigate and defend against such third party claim.

          "PATENTS  AND  LICENSES"  shall  have the  meaning  specified  in
     Section 3.10.1 hereof.

          "PERMITTED  LIENS"  shall have the meaning  specified  in Section
     3.7.1 hereof.

          "PERSON" means any corporation, partnership (whether general, limited or otherwise), limited liability company, trust, association, unincorporated organization, governmental entity, agency or branch or department thereof, or any other legal entity, or any natural person.

          "POSITIVE  BALANCE"  shall have the meaning  specified in Section
     2.4.2(a).

          "POST CLOSING NOTE" shall have the meaning specified in Section 2.6.4(b)(i).

          "PRE-CLOSING NET INTERCOMPANY AMOUNT" shall have the meaning specified in Section 2.4.2 hereof.

          "PRE-CLOSING INTERCOMPANY STATEMENT" shall have the meaning specified in Section 2.4.2 hereof.

          "PRELIMINARY CLOSING NET INTERCOMPANY LOAN AMOUNT" shall have the meaning specified in Section 2.6.1 hereof.

          "PRELIMINARY CLOSING STATEMENT" shall have the meaning specified in Section 2.6.1 hereof.


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                                     8

          "PROCEEDING" shall mean any action, suit, claim, investigation or proceeding, whether involving a court of law, administrative body or arbitrator.

          "PURCHASE PRICE" shall have the meaning specified in Section 2.3 hereof.

          "PURCHASE SUPPORT  AGREEMENT" shall have the meaning specified in
     Section 5.5 hereof.

          "REAL PROPERTY" means the real property owned, leased or operated or purported to be owned, leased or operated, by CRSI or the Subsidiaries as of June 30, 1997, any additional real property owned, leased or operated or purported to be owned, leased or operated since that date and, for purposes of Sections 3.15 and 8.2.1(c) hereof, any real property formerly owned, leased or operated or purported to be owned, leased or operated by CRSI or the Subsidiaries.

          "RELEASE" means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal or release of Hazardous Materials from any source (including, without limitation, the Real Property and property adjacent to the Real Property) into or upon the environment, including the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage or disposal systems at, on, from, above or under the Real Property or any other property at which Hazardous Materials originating on or from the Real Property or the businesses or assets of CRSI or any Subsidiary have been stored, treated or disposed.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SELLER" shall have the meaning specified in the preamble hereof.

          "SELLER  CONSOLIDATED  GROUP" shall have the meaning specified in
     Section 5.4.1 hereof.

          "SELLER  INDEMNITEE"  shall have the meaning specified in Section
     8.2.2 hereof.

          "SELLER'S FIRM" shall have the meaning specified in Section 2.6.1 hereof.

          "SHARES" shall have the meaning specified in the third Whereas clause hereof.

          "SUBLEASE AGREEMENT" shall have the meaning specified in Section 2.5.4(c) hereof.


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



          "SUBSIDIARIES" means any corporation, business trust, partnership, limited liability company, joint venture or any other entity in which CRSI holds a direct, indirect or beneficial equity interest.

          "SUBSIDIARIES" shall have the meaning specified in Section 3.3 hereof.

          "TAX CONTEST" shall have the meaning specified in Section 5.4.4(a) hereof.

          "TAX INDEMNIFICATION LIABILITY" shall have the meaning specified in Section 5.4.4(a) hereof.

          "TAX  INDEMNIFIED  PARTY"  shall have the  meaning  specified  in
     Section 5.4.4(b) hereof.

          "TAX INDEMNITOR" shall have the meaning specified in Section 5.4.4(a) hereof.

          "TAX RETURNS" means all federal, state, local, provincial and foreign returns, declarations, statements, reports, schedules, and information returns (including, without limitation, any related or supporting information or Schedule attached thereto) required to be filed with any Taxing authority in connection with any Tax or Taxes.

          "TAXES" or "TAX" (and, with correlative meanings, "TAXABLE" or TAXING") means, with respect to any Person, (A) any federal, state, local, provincial or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, business, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, AD VALOREM, transfer, registration, value added, advance corporation, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto with respect to which such Person could be held liable and (B) any liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of (i) being a transferee (within the meaning of section 6901 of the Code) of another Person, or (ii) being a member of an affiliated or combined group.

          "TBG" shall have the meaning specified in the preamble hereof.

          "TECHNOLOGY LICENSE AGREEMENT" shall have the meaning specified in Section 2.5.4(a) hereof.

          "TITLE DOCUMENTS" shall have the meaning specified in Section 3.7.3(a) hereof.

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                                     10

          "TRADEMARKS  AND LICENSES:"  shall have the meaning  specified in
     Section 3.10.2 hereof.

          "TRANSITION SERVICES AGREEMENT" shall have the meaning specified in Section 2.5.4(b) hereof.

          "UNADJUSTED DECEMBER STATEMENTS" shall have the meaning specified in Section 3.6.1(c) hereof.

          "UNADJUSTED JUNE BALANCE SHEET" shall have the meaning specified in Section 2.4.1 hereof.

          "UNADJUSTED JUNE STATEMENTS"  shall have the meaning specified in
     Section 3.6.1(a) hereof.

          "WARN   ACT"   means  the  Worker   Adjustment   and   Retraining
     Notification Act of 1968, 19 U.S.C. ss.ss. 2101 ET SEQ., or any similar state or local law or regulation.

          "WELFARE PLANS" shall have the meaning specified in Section 5.14.1(c) hereof.


                                 ARTICLE II

                    PURCHASE AND SALE OF SHARES; CLOSING


     SECTION 2.1 CERTAIN ASSETS AND LIABILITIES. Immediately prior to the Closing and consummation of the transactions contemplated by this Agreement, and subject to the terms and conditions of this Agreement, (a) CRSI shall distribute, and Seller or a wholly owned subsidiary thereof shall accept and assume, pursuant to an Asset Distribution and Assumption Agreement substantially in the form of Exhibit A-1 attached hereto (the "Distribution Agreement"), the assets and liabilities listed on Schedule II attached hereto (such assets, the "Distributed Assets", and such liabilities, the "Distributed Liabilities"; and, collectively, the "Distributed Assets and Liabilities"), and (b) CRSI shall sell, transfer, set over and assign to Seller or a wholly owned subsidiary of Seller, and Seller or such wholly owned subsidiary shall purchase, accept and assume, pursuant to one or more Assignment and Assumption Agreements substantially in the form of Exhibit A-2 attached hereto (each, an "Assignment and Assumption Agreement" and, collectively, the "Assignment and Assumption Agreements"), the Excluded Contracts listed on Schedule III hereto and all Liabilities relating thereto (such Liabilities, the "Excluded Contracts Liabilities" and, together with the Excluded Contracts, the "Excluded Contracts and Liabilities"). For purposes of clarity, and as reflected on Schedules II and III, the Excluded Assets

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



and Liabilities include all of the Excluded Contracts referenced in Section 5.19, and all of the issued and outstanding shares of the Excluded Subsidiaries, and any Liabilities associated with the Excluded Contracts and the Excluded Subsidiaries. Seller shall pay and discharge, and indemnify Buyer and hold Buyer harmless from and against, all transfer or stamp duty taxes, if any, due and payable in connection with the distribution or transfer, as the case may be, of the Excluded Assets and Liabilities.

     SECTION 2.2 PURCHASE AND SALE. At the Closing contemplated hereby and upon the terms and subject to the conditions contained herein, Buyer agrees to purchase and accept from Seller, and Seller agrees to sell, assign, transfer and deliver or cause to be delivered to Buyer, all of the Shares, free and clear of any and all Liens or any restrictions, agreements or commitments of any kind (other than in respect of this Agreement), other than restrictions related to transfer or stamp duty taxes, if any, arising from the transfer of the Shares as contemplated hereby, which Seller agrees to pay and to release and discharge Buyer from any obligations with respect thereto, and such other restrictions on any subsequent transfer of the Shares that may arise under applicable federal or state securities laws.

     SECTION 2.3 CLOSING. The Closing (the "Closing") of the sale and purchase of the Shares shall take place at the offices of Buyer's outside counsel, O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, at 10:00 a.m., local time, on the third business day after satisfaction or waiver of the conditions set forth in Articles VI and VII herein, or at such other place, date and time as the parties may agree (the "Closing Date"), but in no event later than June 30, 1998.

     SECTION 2.4 PURCHASE PRICE. The aggregate purchase price for the Shares shall be $116,500,000 (the "Purchase Price"). The Purchase Price shall be subject to adjustments as provided below and in Section 2.6 herein.

          2.4.1 JUNE STATEMENTS. Schedule 2.4.1 delivered hereunder sets forth (i) the report of Deloitte & Touche LLP, independent auditors of Seller and CRSI ("Seller's Firm"), which includes a consolidated statement of net assets held for sale at June 30, 1997 (the "Unadjusted June Balance Sheet"), (ii) a pro forma balance sheet at June 30, 1997 (the "Adjusted June Balance Sheet") based upon the Unadjusted June Balance Sheet after excluding, to the extent reflected on the Unadjusted June Balance Sheet, all of the Excluded Assets and Liabilities, (iii) a reconciliation statement (the "June Reconciliation Statement") showing the adjustments from the Unadjusted June Balance Sheet to the Adjusted June Balance Sheet, and (iv) a statement based upon the Unadjusted June Balance Sheet after excluding, to the extent reflected on the Unadjusted June Balance Sheet, all intercompany loans and advances in respect of the Excluded Assets and Liabilities, of the net intercompany loans and advances between Seller and CRSI and the Subsidiaries (the "June Intercompany Statement"). The Adjusted June Balance

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                                     12

Sheet, the June Reconciliation Statement and the June Intercompany Statement have been certified by the Controller of Seller. The net intercompany loans and advances between Seller and CRSI and the Subsidiaries as reflected on the June Intercompany Statement is
($53,500,000)  (the "June Net  Intercompany  Loan Amount").  The Unadjusted
June Balance Sheet and the Adjusted June Balance Sheet (a) have been prepared in all material respects in accordance with GAAP except as set forth on Schedule 2.4.1 and except that such statements do not include all requisite financial footnotes or normal year end adjustments, (b) have been prepared on a basis consistent with the accounting principles, practices, classifications, estimates, assumptions and methodologies of CRSI, the Subsidiaries, and where applicable the Excluded Subsidiaries, (c) take into account all accruals and other adjustments required to present CRSI and the Subsidiaries, and where applicable the Excluded Subsidiaries, as entities separate and apart from Seller and (d) fairly presents the financial condition of CRSI and the Subsidiaries, and where applicable the Excluded Subsidiaries, as of the date indicated therein.

          2.4.2 PRE-CLOSING STATEMENT. At least three business days prior to the Closing Date, Seller shall prepare and deliver to Buyer a statement showing the intercompany loans and advances between Seller and CRSI and the Subsidiaries after excluding all intercompany loans and advances between Seller and CRSI and the Subsidiaries in respect of the Excluded Assets and Liabilities, as of the most recent month end for which Seller has closed its intercompany account balances (the "Pre-Closing Intercompany Statement"). The Pre-Closing Intercompany Statement shall be prepared on a basis consistent with the June Intercompany Statement, and shall be certified by the Controller of Seller. The net intercompany loans and advances between Seller and CRSI and the Subsidiaries as reflected on the Pre-Closing Intercompany Statement is hereinafter referred to as the "Pre-Closing Net Intercompany Loan Amount." Seller's determination of the Pre-Closing Net Intercompany Loan Amount shall be binding upon the parties at Closing absent manifest error, PROVIDED THAT the Purchase Price shall be subject to a post-Closing adjustment as provided in Section 2.6 herein.

          (a) If the Pre-Closing Net Intercompany Loan Amount is greater than the June Net Intercompany Loan Amount, then the absolute difference between such amounts shall hereinafter be referred to as the "Positive Balance." At the Closing, in addition to delivery of the Purchase Price, Buyer shall make, execute and deliver to Seller, and TBG shall co-make with Buyer, execute and deliver to Seller, an unconditional promissory note in the form of Exhibit B hereto containing or subject to intercreditor and subordination provisions customary for a transaction of the type contemplated hereby and reasonably acceptable to the parties hereto and the financial institutions providing financing to Buyer in connection with the transactions contemplated hereby (the "Note") in the principal amount of the Positive Balance, PROVIDED THAT if the Positive Balance is greater than $5,000,000, then the principal amount of the Note shall be $5,000,000 (in either case, the "Note Principal

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



     Amount"),   AND   PROVIDED   FURTHER  THAT  such   intercreditor   and
     subordination provisions shall in no way limit or restrict Seller's rights of set-off contained in the Note.

          (b) If the Pre-Closing Net Intercompany Loan Amount is equal to or less than the June Net Intercompany Loan Amount, no additions or subtractions shall be made to the Purchase Price to be delivered at Closing.

     SECTION 2.5 CLOSING DELIVERIES. At the Closing, Seller and Buyer shall
deliver  or  cause  to  be  delivered  the  following  funds,   agreements,
instruments or items:

          2.5.1 PURCHASE PRICE. Buyer shall cause to be delivered to Seller, by wire transfer of immediately available funds, to an account designated in writing by Seller to Buyer at least two days prior to the Closing, an amount equal to the Purchase Price, and if required pursuant to
Section 2.4.2(a), Buyer and TBG shall deliver to Seller the Note in the Note Principal Amount;

          2.5.2 SHARE CERTIFICATES. Against delivery of the Purchase Price, and if applicable the Note, Seller shall sell, deliver and transfer the Shares to Buyer, together with a certificate evidencing each of the Shares duly endorsed in blank by an authorized officer of Seller or with a stock transfer power duly endorsed in blank by an authorized officer of Seller and affixed thereto;

          2.5.3 CORPORATE RECORDS. Seller shall deliver or cause to be delivered to Buyer all extant corporate minute books, stock transfer records and the corporate seal of CRSI and of each of the Subsidiaries;

          2.5.4 ANCILLARY AGREEMENTS. Seller and Buyer (or, in the case of the Technology License Agreement, Transition Services Agreement and Sublease Agreement referenced below, CRSI) shall enter into the following agreements:

          (a) TECHNOLOGY LICENSE AGREEMENT. A Technology License Agreement,
     substantially   in  the  form  of  Exhibit  C  attached   hereto  (the
     "Technology License Agreement");

          (b) TRANSITION SERVICES AGREEMENT. A Transition Services Agreement, substantially in the form of Exhibit D attached hereto (the "Transition Services Agreement"), pursuant to which Seller shall provide to CRSI, and CRSI shall provide to Seller, for a transitional period following the Closing the services specified therein;

          (c) OFFICE SUBLEASE AGREEMENT. An Office Sublease Agreement, substantially in the form of Exhibit E attached hereto (the "Sublease

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                                     14

     Agreement"), pursuant to which Seller shall lease to CRSI office and manufacturing space in Seller's facilities located in Clarksburg, Maryland;

          (d) GUARANTEE ASSUMPTION AGREEMENT. A Guarantee Assumption and Reimbursement Agreement, substantially in the form of Exhibit F attached hereto (the "Guarantee Assumption Agreement"); and

          (e) GREENBANK SUBCONTRACT. The Greenbank Subcontract;

          2.5.5 CLOSING DOCUMENTS TO BE DELIVERED BY SELLER. Seller shall deliver or cause to be delivered to TBG and Buyer the opinions, certificates and other documents required to be delivered by Seller pursuant to Article VI herein, and such other documents and instruments as may be reasonably requested by TBG and Buyer to more fully consummate the transactions contemplated hereby; and

          2.5.6 CLOSING DOCUMENTS TO BE DELIVERED BY BUYER. TBG and Buyer shall deliver or cause to be delivered to Seller the opinions, certificates and other documents required to be delivered by TBG and Buyer pursuant to
Article VII herein, and such other documents and instruments as may be reasonably requested by Seller to more fully consummate the transactions contemplated hereby.

     SECTION 2.6 PURCHASE PRICE ADJUSTMENT.

          2.6.1 CLOSING STATEMENT. Within 30 days after the Closing Date, Seller shall prepare as at the Closing Date and make available to Buyer (i) a statement (the "Preliminary Closing Statement") using those methods, principles and procedures set forth on Schedule 2.6.1, and based upon the June Intercompany Statement, showing the intercompany loans and advances between Seller and CRSI and the Subsidiaries, but excluding any loans and advances in respect of the Excluded Assets and Liabilities, together with the net amount thereof (the "Preliminary Closing Net Intercompany Loan Amount"), and (ii) a line-item reconciliation spread sheet of the June Intercompany Statement, the Pre-Closing Intercompany Statement and the Preliminary Closing Statement, in each case certified by the Controller of Seller. The Preliminary Closing Statement shall be prepared on a basis consistent with the June Intercompany Statement and in accordance with the methods, principles and procedures set forth on Schedule 2.6.1.

          2.6.2 OBJECTIONS; RESOLUTIONS. Within 30 days after the receipt of the Preliminary Closing Statement, Buyer will deliver written notice to Seller of any objections thereto which objections may relate to loans and advances reflected on the Pre-Closing Intercompany Statement (as well as on the Preliminary Closing Statement, if applicable), and will attempt in good faith (without an obligation to reach an agreement) to reach an agreement with Seller as to any matters in dispute; PROVIDED HOWEVER that Buyer shall have no right to object to methods, principles and procedures used by Seller in determining or recording the intercompany loans and

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advances  between Seller and CRSI and the  Subsidiaries as reflected on the
Preliminary Closing Statement (or the Pre-Closing Intercompany Statement, if applicable) so long as such methods, principles and procedures are consistent with those used to prepare the June Intercompany Statement and those described on Schedule 2.6.1. If Buyer and Seller, notwithstanding such good faith effort, fail to resolve all matters in dispute within 20 days after Buyer advises Seller of its objections, then any remaining disputed matters will be finally and conclusively determined by an independent auditing firm of recognized national standing (the "Arbiter") selected in good faith by Buyer and Seller, which firm will not be the regular auditing firm of Buyer or Seller. Promptly, but not later than 10 days after its acceptance of its engagement by Buyer and Seller, the Arbiter will determine (based solely on presentations by Seller and Buyer and not by independent review) only those matters in dispute and will prepare and deliver to the parties for CRSI and the Subsidiaries on a consolidated basis (but excluding the Excluded Assets and Liabilities) at the Closing Date a final statement (the "Final Closing Statement") showing the intercompany loans and advances between Seller and CRSI and the Subsidiaries, but excluding any loans and advances in respect of the Excluded Assets and Liabilities, together with the net amount thereof (the "Final Closing Net Intercompany Loan Amount"), and a reconciliation of the
disputed   matters  from  the  Preliminary   Closing   Statement  (and,  if
applicable, the Pre-Closing Intercompany Statement) to the Final Closing Statement, which Final Closing Statement shall be conclusive and binding upon the parties. Buyer's failure to timely notify Seller in writing of any objections pursuant to this Subsection 2.6.2 shall be deemed for all purposes to constitute Buyer's acceptance of the Preliminary Closing Statement, and the Preliminary Closing Net Intercompany Loan Amount shall, in such circumstances, be deemed the Final Closing Net Intercompany Loan Amount.

          2.6.3 WORKPAPERS. For purposes of complying with the terms set forth herein, each party will cooperate with and make available to the other party and its auditors and representatives all information, records, data and auditors' working papers, and will permit access to its facilities and personnel, as may be reasonably required in connection with the preparation and analysis of the Preliminary Closing Statement (and the Pre-Closing Intercompany Statement, if requested), and the resolution of any disputes thereunder. Without limiting the generality of the foregoing, Seller will cause Seller's Firm to make available to Buyer and Buyer's outside accountants within three business days after delivery of the Preliminary Closing Statement pursuant to Subsection 2.6.2 copies of the workpapers therefor.

          2.6.4 FINAL ADJUSTMENTS.

          (a) If the Pre-Closing Net Intercompany Loan Amount was greater than the June Net Intercompany Loan Amount, and:

               (i) The Final Closing Net Intercompany Loan Amount is greater than the Pre-Closing Net Intercompany Loan Amount, and the

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          Principal   Amount  on  the  Note  is   $5,000,000,   no  further
          adjustments shall be made in respect of the Purchase Price or the Note;

               (ii) The Final Closing Net Intercompany Loan Amount is greater than the Pre-Closing Net Intercompany Loan Amount, and the Principal Amount on the Note is less than $5,000,000, then Seller shall return the Note to Buyer and TBG against delivery by Buyer and TBG of a new unconditional promissory note (the "Increased Adjusted Note") in form and substance identical to the Note except that the principal amount on the Increased Adjusted Note shall be the absolute difference between the Final Closing Net Intercompany Loan Amount and the June Net Intercompany Loan Amount, PROVIDED THAT if such absolute difference is greater than $5,000,000, the principal amount on the Increased Adjusted Note shall be $5,000,000;

               (iii) The Final Closing Net Intercompany Loan Amount is equal to the Pre-Closing Net Intercompany Loan Amount, no further adjustment will be made in respect of the Purchase Price or the Note;

               (iv) The Final Closing Net Intercompany  Loan Amount is less than the Pre-Closing Net Intercompany Loan Amount, but is greater than the June Net Intercompany Loan Amount, and the absolute difference between the Final Closing Net Intercompany Loan Amount and the June Net Intercompany Loan Amount is less than $5,000,000, then Seller shall return the Note to Buyer and TBG against delivery by Buyer and TBG of a new unconditional promissory note (the "Decreased Adjusted Note") in form and substance identical to the Note except that the principal amount on the Decreased Adjusted Note shall be the absolute difference between the Final Closing Net Intercompany Loan Amount and the June Net Intercompany Loan Amount (the "Decreased Adjusted Principal");

               (v) The Final Closing Net Intercompany Loan Amount is less than the Pre-Closing Net Intercompany Loan Amount and is equal to the June Net Intercompany Loan Amount, then Seller shall return the Note to Buyer and TBG; or

               (vi) The Final Closing Net Intercompany Loan Amount is less than the June Net Intercompany Loan Amount, then Seller shall return the Note to Buyer and TBG, and Seller shall pay to Buyer by wire transfer of immediately available funds, to an account designated in writing by Buyer to Seller, an amount equal to the absolute difference between the June Net Intercompany Loan Amount and the Final Closing Net Intercompany Loan Amount, PROVIDED THAT if such absolute difference is greater than $10,000,000, Seller shall pay to Buyer only

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



          $10,000,000 and no greater amount. Any amount paid by Seller to Buyer pursuant to this Subsection 2.6.4(a)(vi) shall include simple interest at the Interest Rate on such amount from and including the Closing Date to but not including the date of payment (computed on a per annum basis, 365 or 366 day year, as the case may be).

          (b) If the Pre-Closing Net Intercompany Loan Amount was less than or equal to the June Net Intercompany Loan Amount, and:

               (i) The Final Closing Net Intercompany Loan Amount is greater than the June Net Intercompany Loan Amount, then Buyer shall make, execute and deliver to Seller, and TBG shall co-make with Buyer, execute and deliver to Seller, an unconditional promissory note in the form of Exhibit G hereto containing or subject to intercreditor and subordination provisions customary for a transaction of the type contemplated hereby and reasonably acceptable to the parties hereto and the financial institutions providing financing to Buyer in connection with the transactions contemplated hereby (the "Post-Closing Note") in the principal amount of the absolute difference between the Final Closing Net Intercompany Loan Amount and the June Net Intercompany Loan Amount, PROVIDED THAT if such absolute difference is greater than $5,000,000, the principal amount on the Post-Closing Note shall be $5,000,000, AND PROVIDED FURTHER THAT such intercreditor and subordination provisions shall in no way limit or restrict Seller's rights of set-off contained in the Post-Closing Note;

               (ii) The Final Closing Net Intercompany Loan Amount is equal to the June Net Intercompany Loan Amount, no further adjustment shall be made in respect of the Purchase Price; or

               (iii) The Final Closing Net Intercompany Loan Amount is less than the June Net Intercompany Loan Amount, then Seller shall pay to Buyer by wire transfer of immediately available funds, to an account designated in writing by Buyer to Seller, an amount equal to the absolute difference between the Final Closing Net Intercompany Loan Amount and the June Net Intercompany Loan Amount, PROVIDED THAT if such absolute difference is greater than $10,000,000, Seller shall pay to Buyer only $10,000,000 and no greater amount. Any amount paid by Seller to Buyer pursuant to this Subsection 2.6.4(b)(iii) shall include simple interest at the Interest Rate on such amount from and including the Closing Date to but not including the date of payment (computed on a per annum basis, 365 or 366 day year, as the case may be).

          (c) Any exchange or delivery of any promissory notes, and any payments of funds pursuant to this Section 2.6.4, shall be made within five

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



     business days following the final determination of the Final Closing Net Intercompany Loan Amount pursuant to Section 2.6.2.

          (d) The parties hereto agree that if the principal amount of the Post-Closing Note is equal to $5,000,000, and the Final Closing Net Intercompany Loan Amount exceeds the June Net Intercompany Loan Amount by more than $5,000,000, then the amount of such excess shall be extinguished and Seller shall forgo the right to collect from CRSI and the Subsidiaries the amount of such excess.

          2.6.5 FEES AND EXPENSES. All fees and expenses of the Arbiter (if any), shall be borne equally between Buyer and Seller. If Buyer or TBG engages any outside auditing firm or consultant to assist in its review and analysis of the Preliminary Closing Statement or the Pre-Closing Intercompany Statement, or to certify any financial statements of CRSI and the Subsidiaries at the Closing Date in connection with any filing required under the Securities Act or the Exchange Act and the regulations and Forms adopted pursuant to either Act, the fees and expenses of such firm or consultant shall be borne by Buyer and TBG at their sole expense.


                                ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF SELLER


     Seller hereby represents and warrants to TBG and to Buyer, as of the date hereof and as of the Closing Date, as follows:

     SECTION 3.1 CORPORATE STATUS AND AUTHORITY OF SELLER. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the District of Columbia, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as currently conducted in all material respects and to enter into and perform this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Seller of this Agreement and the Ancillary Agreements have been duly authorized by all requisite corporate action on the part of Seller. This Agreement is and, when executed at the Closing, each Ancillary Agreement will be a valid and binding obligation of Seller, enforceable against Seller in accordance with its respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting the enforcement of creditors' rights, or by general equitable principles.


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



     SECTION 3.2 NO CONFLICTS, ETC.

          3.2.1 NO CONFLICTS. The execution, delivery and performance of this Agreement and the Ancillary Agreements by Seller and CRSI and the consummation of the transactions contemplated hereby and thereby will not:

          (a) conflict with or result in a breach of any provision of the Articles of Incorporation or by-laws of Seller or the Certificates of Incorporation or by-laws of CRSI or any Subsidiary;

          (b) except as set forth on Schedule 3.2.1, result in a default (or give rise to any right to termination, cancellation or acceleration after lapse of time or the giving of notice or both) or result in the creation of any Liens under any of the terms, conditions or provisions of any (i) loan agreement, note, bond, mortgage, deed of trust or indenture to which Seller, CRSI or any Subsidiary is a party,
     (ii) Material Lease or (iii) any contract  listed on Schedule  3.11.1;
     and

          (c) violate any Laws applicable to or binding upon Seller, CRSI or any Subsidiary or their respective properties or assets.

          3.2.2  CONSENTS  AND  APPROVALS.  Except as set forth on Schedule
3.2.2 delivered hereunder, no material consent, approval or authorization of or filing with any Governmental Authority or other Person is required on the part of Seller, CRSI or any of the Subsidiaries in connection with the execution and delivery of this Agreement and the Ancillary Agreements by Seller and CRSI or the consummation by Seller and CRSI of the transactions contemplated hereby or thereby, except for:

          (a) the pre-merger notification filings required to be made by Seller and Buyer under the HSR Act; and

          (b) the joint notification required pursuant to the Exon-Florio Amendment.

     SECTION 3.3 CORPORATE STATUS AND AUTHORITY OF CRSI AND THE SUBSIDIARIES. Each of CRSI and each of the Subsidiaries (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as currently conducted and (iii) is duly qualified to transact business in each jurisdiction in which the nature of its business or the location of its assets requires it to be so qualified, other than those jurisdictions in which the failure to be so qualified is not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect on CRSI or any of the Subsidiaries. Schedule 3.3 delivered hereunder contains a list of each subsidiary, its stockholders and the capital stock owned by them and such subsidiary's

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



jurisdiction of incorporation, whether direct or indirect or wholly or partially owned, of CRSI (other than such subsidiaries that are included among the Excluded Assets) (collectively, the "Subsidiaries"). None of CRSI or any Subsidiary has any equity interest or investment in any corporation, partnership, joint venture, limited liability company, association or other business organization other than as set forth on Schedule 3.3 delivered hereunder. Schedule 3.3 contains a list of each jurisdiction in which CRSI and the Subsidiaries are qualified to transact business. The Seller has made available to Buyer true, complete and correct copies of the Certificate or Articles of Incorporation and all amendments thereto of CRSI and each Subsidiary and the by-laws of CRSI and each Subsidiary as in effect on the date hereof. The minute and stock transfer books of CRSI and each Subsidiary have been made available to Buyer and TBG.

     SECTION 3.4 OWNERSHIP OF CRSI AND THE SUBSIDIARIES. The Shares consist of all of the issued and outstanding shares of capital stock of CRSI. Seller owns beneficially and of record all of the Shares free and clear of any Lien other than Liens for taxes and assessments and other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings. CRSI or a Subsidiary owns beneficially and of record all of the issued and outstanding shares of capital stock of each of the Subsidiaries listed as being owned by CRSI or such Subsidiary on
Schedule 3.3 free and clear of any Lien other than Liens for taxes and assessments and other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings. All of the Shares and the shares of capital stock of the Subsidiaries have been duly authorized, validly issued and are fully paid and nonassessable, and (ii) except as contemplated by this Agreement or as otherwise set forth on
Schedule 3.4, there are no existing options, warrants, calls, rights, arrangements or commitments of any character relating to the authorized and unissued capital stock of CRSI and the Subsidiaries or to any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from Seller, CRSI or the Subsidiaries, any shares of capital stock of CRSI or any Subsidiary, and no such convertible or exchangeable securities or obligations are outstanding. There are no voting trusts or other agreements or understandings to which the Seller or CRSI or any of the Subsidiaries is bound with respect to the voting of the capital stock of CRSI or any of the Subsidiaries. There are no stock appreciation rights, phantom stock rights or similar rights or arrangements outstanding. With respect to the period existing prior to the CRSI Acquisition Date, all securities issued by CRSI or the Subsidiaries were, to the Knowledge of Seller, acquired in transactions complying with the Securities Act and all applicable laws. With respect to the period existing from and after the CRSI Acquisition Date, all securities issued by CRSI or the Subsidiaries were acquired in transactions complying with the Securities Act and all applicable laws.


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



     SECTION 3.5 TRANSFER OF SHARES. Upon delivery of the Shares and the payment of the Purchase Price therefor as contemplated by this Agreement, Buyer will receive at the Closing good and valid title to the Shares purchased by it, free and clear of any Lien except for any Lien that may arise from acts or omissions of Buyer and except for restrictions on transfer under the Securities Act, any state "Blue Sky" law and any applicable foreign law or regulation.

     SECTION 3.6 FINANCIAL STATEMENTS, ETC.

          3.6.1 SCHEDULES. Schedule 3.6.1 delivered hereunder contains true, correct and complete copies of:

          (a) the Unadjusted June Balance Sheet certified by Seller's Firm, and the related statement of income for CRSI and its subsidiaries for the period January 1, 1997 through June 30, 1997, certified by the Controller of Seller (collectively, the "Unadjusted June Statements");

          (b) the Adjusted June Balance Sheet and the related statement of income for CRSI and the Subsidiaries for the period January 1, 1997 through June 30, 1997 (excluding, for purposes of clarity, the Excluded Assets and Liabilities), each certified by the Controller of Seller (collectively, the "Adjusted June Statements"), and a reconciliation statement showing the adjustments from the Unadjusted June Statements to the Adjusted June Statements, certified by the Controller of Seller;

          (c) the consolidated balance sheet of CRSI and its subsidiaries as of December 31, 1997, and the related statement of income for CRSI and its subsidiaries for the year then ended (collectively, the "Unadjusted December Statements"), each certified by the Controller of Seller and each of which have been prepared on a basis consistent with the accounting principles, practices, classifications, estimates, assumptions and methodologies used in the preparation of the Unadjusted June Statements; and

          (d) the consolidated balance sheet of CRSI and the Subsidiaries as of December 31, 1997 and the related statements of income and cash flows for CRSI and the Subsidiaries for the year then ended (collectively the "Adjusted December Statements") (excluding, for purposes of clarity, the Excluded Assets and Liabilities), each certified by the Controller of Seller and each of which have been prepared on a basis consistent with the accounting principles, practices, classifications, estimates, assumptions and methodologies used in the preparation of the Adjusted June Statements, and a reconciliation statement showing the adjustments from the Unadjusted December Statements to the Adjusted December Statements, certified by the Controller of Seller.


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



The Unadjusted June Statements, the Adjusted June Statements, the Unadjusted December Statements, the Adjusted December Statements and the related reconciliation statements referenced above are hereinafter collectively referred to as the "Financial Statements."

          3.6.2 ACCURACY. The data set forth in Schedule 3.6.1 are in accordance with the books and records of CRSI and the Subsidiaries, and when applicable the Excluded Subsidiaries, and fairly present the financial condition, the results of the operations, retained earnings and cash flows for CRSI and the Subsidiaries, and when applicable the Excluded
Subsidiaries, for the dates or periods therein indicated. The Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") with such deviations as may be referred to in the notes thereto or in Schedule 3.6.1, and subject, with respect to the Unadjusted June Statements and the Adjusted June Statements, to normal year-end adjustments.

          3.6.3 NO UNDISCLOSED LIABILITIES. Except as set forth on Schedule 3.6.1, neither CRSI or any of the Subsidiaries has any material Liabilities, except for (i) Liabilities reflected or reserved against in the Financial Statements, (ii) Liabilities under contracts, agreements and arrangements to which they are a party or bound, including without limitation those that are set forth in Schedule 3.11.1, which Liabilities have arisen in the ordinary course of business, and (iii) Liabilities that have arisen since the date of the Financial Statements in the ordinary course of business, (none of which relates to breach of contract, breach of warranty, tort, infringement, violation of Law or any action, suit or Proceeding (including any Liability under any Environmental Laws)). There were no material loss contingencies (as such term is used in the Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) that were not adequately provided for in the Financial Statements as of the dates therein indicated.

          3.6.4  ABSENCE OF  CHANGES.  Other than as set forth in  Schedule
3.6.4 delivered hereunder, since June 30, 1997, the Business has been operated in the ordinary course and consistent with past practice and there has not been:

          (a) Any increase in the rate or terms of compensation payable to any of the directors, officers or employees of CRSI or the Subsidiaries, except increases occurring in the ordinary course of business in accordance with their customary practices (which shall include normal periodic performance reviews and related compensation and benefit increases);

          (b) Any material increase in the rate or terms of any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any of the officers or employees of CRSI or the Subsidiaries, except increases occurring in the ordinary course of business in

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



     accordance with their customary practices (which shall include normal periodic performance reviews and related compensation and benefit increases);

          (c) Any loan to, or guarantee or assumption of any loan or obligation by Seller, CRSI or the Subsidiaries on behalf of, any officer or employee of CRSI or the Subsidiaries except advances occurring in the ordinary course of business in accordance with customary practices;

          (d) Any entry into any agreement, commitment, or transaction (including without limitation any borrowing, capital expenditure or capital financing) by Seller, CRSI or the Subsidiaries in respect of CRSI or the Subsidiaries except agreements, commitments or transactions contemplated by this Agreement or entered into in the ordinary course of business;

          (e) Any material change by CRSI or the Subsidiaries in their accounting methods, practices, or principles not otherwise required by GAAP;

          (f) Except as otherwise provided by the Distribution Agreement, any declaration or payment of any dividend or other distribution on or with respect to the shares of capital stock of CRSI or any Subsidiary or securities exercisable or exchangeable for, or convertible into, capital stock of CRSI or any Subsidiary, or any direct or indirect redemption, purchase or other acquisition of any shares of capital stock or other securities of CRSI or any Subsidiary;

          (g) Any waiver or release of any material rights of CRSI or any of the Subsidiaries, except in the ordinary course of business and for fair value, or any lapse or other loss of a material right of CRSI or any of the Subsidiaries to use its assets or conduct the Business (except as otherwise contemplated by the Distribution Agreement and the Assignment and Assumption Agreements);

          (h) Any sale, assignment, transfer or lease of any assets of CRSI or any Subsidiary, tangible or intangible, except (i) in the ordinary course of business, (ii) in an amount not in excess of $100,000, or
     (iii) as effected pursuant to the Distribution Agreement and the Assignment and Assumption Agreements;

          (i) Any subjection of any assets of CRSI or any Subsidiary, tangible or intangible, to any Lien, other than Permitted Liens or Liens not in excess of $100,000;

          (j) Any acceleration, termination, modification or cancellation of any contract, agreement or instrument listed on Schedule 3.11.1, or any contract, agreement or instrument related thereto to which CRSI or any Subsidiary is a party and to the Seller's Knowledge no party intends to take such action;

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



          (k) Any change in the Business, financial condition, assets or liabilities of CRSI and the Subsidiaries which has had a Material Adverse Effect upon CRSI and the Subsidiaries, taken as a whole; or

          (l) Any material change in the policies of CRSI or any of the Subsidiaries with respect to the payment of accounts payable or other current Liabilities or the posting and collection of accounts receivable, including any deferral of the payment or posting and collection thereof, as applicable, PROVIDED THAT the foregoing shall not preclude CRSI and the Subsidiaries from attempting to and collecting all outstanding receivables prior to Closing, or from adopting and following other cash management actions permitted by
     Section 5.1.2.

     SECTION 3.7 PROPERTIES; LEASES; TANGIBLE ASSETS.

          3.7.1 TITLE. Schedule 3.7.1 delivered hereunder sets forth a complete list of all Real Property. The Real Property listed on Schedule
3.7.1 hereof and owned, operated or used by CRSI or the Subsidiaries as of the date hereof constitute all real property necessary for CRSI and the Subsidiaries to carry on the Business as presently conducted by CRSI and the Subsidiaries. CRSI and the Subsidiaries have good and marketable title to all Real Properties and tangible assets which they purport to own, including all Real Properties and tangible assets reflected in the Adjusted December Statements, except those real properties and tangible assets disposed of in the ordinary course of business since December 31, 1997. Except as set forth on Schedule 3.7.1, neither CRSI nor any of the Subsidiaries has received notice of any increase in the assessed valuation of the Real Property and no notice of any contemplated special assessment of the Real Property has been received by CRSI or any of the Subsidiaries, and, to the Seller's Knowledge, there is no threatened increase in assessed valuation or threatened special assessment pertaining to any of the Real Property. The title to each such Real Property and tangible asset is free and clear of all Liens, except as follows (such permitted liens, collectively, the "Permitted Liens"):

          (a) The Lien of current Taxes not yet due and payable, or of Taxes the validity of which is being contested in good faith by appropriate proceedings;

          (b) Any Lien reflected on the Financial Statements, with such changes in the amount thereof as may have occurred in the ordinary course of business prior to the Closing Date;

          (c) Such other imperfections of title or Liens which, as of the Closing Date, will not diminish in any material way the value or diminish in any way the current use of the specific property affected thereby; and


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          (d) Any Lien identified on Schedule 3.7.1 delivered hereunder.

          3.7.2 LEASES. Schedule 3.7.2 delivered hereunder identifies all leases by which CRSI and the Subsidiaries lease (a) Real Property as a lessee and (b) equipment, wherein, with respect to such equipment leases, CRSI or any Subsidiary is obligated to make payments of One Hundred Thousand Dollars ($100,000) or more per year (clauses (a) and (b), collectively, the "Material Leases" and, individually, a "Material Lease"). With respect to such Material Leases, there exist no defaults by CRSI and the Subsidiaries, as the case may be, or to the Knowledge of Seller, defaults by any third party, that adversely affect the rights and privileges under such lease of CRSI and the Subsidiaries in any material respects.

          3.7.3 DOCUMENTS.

          (a) True, complete and correct copies of (i) all Material Leases and (ii) all deeds, title insurance policies, surveys, mortgages, agreements and other documents, instruments, agreements or understandings granting to CRSI or any of the Subsidiaries title to, or an interest in, or otherwise affecting or evidencing the state of title to any Real Property owned or purported to be owned by CRSI or any Subsidiary, together with all amendments, modifications and supplements thereto (collectively, the "Title Documents"), have been delivered or made available to the Buyer.

          (b) Except as set forth on Schedule 3.7.3(b), with respect to any Real Property owned or purported to be owned by CRSI or any Subsidiary, no portion thereof is subject to any pending condemnation proceeding or proceeding by any public or quasi-public authority of which CRSI or any of the Subsidiaries has received written notice and, to Seller's Knowledge, there is no threatened condemnation or proceeding with respect thereto. The physical condition of the Real Property, to Seller's Knowledge, is sufficient for the conduct of the Business as presently conducted subject to the provision of usual and customary maintenance and repair performed in the ordinary course with respect to similar properties of like age and construction.

          (c) Except as set forth on Schedule 3.7.3(c), there are no contracts, written or oral, to which CRSI or any of the Subsidiaries is a party, granting to any party or parties (other than CRSI or any Subsidiary) the right of use or occupancy of any portion of any of the Real Properties.

     SECTION 3.8 ACCOUNTS RECEIVABLE. The billed and unbilled accounts receivable of CRSI and the Subsidiaries as of December 31, 1997, statements of which have been separately furnished or made available to Buyer, accurately reflect, in accordance with GAAP, the accounts receivable of CRSI and the Subsidiaries as of such date, and such billed and unbilled accounts receivable arose from bona fide transactions which occurred in the ordinary course of business, except as disclosed

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in Schedule 3.6.1. Except as set forth on Schedule 3.8 delivered hereunder, as of the month ended December 31, 1997 with respect to CRSI and the Subsidiaries, there is (i) no account debtor or note debtor delinquent in its payment by more than 90 days, (ii) no account debtor or note debtor that has refused or overtly threatened to refuse to pay its obligations for any reason, (iii) to the Knowledge of Seller, no account debtor or note debtor that is insolvent or bankrupt and (iv) no account receivable or note receivable is pledged to any third party by CRSI or any Subsidiary.

     SECTION 3.9 INVENTORY. The inventory, work in process and spare parts of CRSI and the Subsidiaries (the "Inventory") at December 31, 1997 have been acquired or manufactured in the ordinary course of business and in accordance with CRSI's and the Subsidiaries' normal inventory practices. Since December 31, 1997, CRSI and the Subsidiaries have continued to replenish their Inventory in a normal and customary manner consistent with past practices.

     SECTION 3.10 INTELLECTUAL PROPERTY.

          3.10.1 PATENTS AND KNOW-HOW. Schedule 3.10.1 delivered hereunder sets forth a complete and accurate list of each patent, patent application and docketed invention, by date and germane case or docket number and country of origin, and each license or licensing agreement, by date, term and the parties thereto, for each patent, patent application or docketed invention, held or used by CRSI or any of the Subsidiaries and relevant to the Business (each such patent, patent application, license or licensing agreement listed thereon hereinafter termed the "Patents and Licenses"). With respect to the Patents and Licenses, and with respect to all other technology held or used by CRSI or any of the Subsidiaries, including but not limited to research and development results, computer programs, processes, trade secrets, know-how, formulae, chip designs, mask works, inventions and manufacturing, engineering, quality control, testing, operational, logistical, maintenance and other technical information and technology held or employed by CRSI and the Subsidiaries ("CRSI
Technology"), and except as set forth on Schedule 3.10.1 delivered hereunder:

          (a) Each of CRSI and the Subsidiaries has all right, title and interest in, or a valid license to use, the Patents and Licenses and the CRSI Technology owned or licensed by it, free and clear of all Liens (other than Permitted Liens and, in the case of the Patents and Licenses and the CRSI Technology licensed to CRSI or any Subsidiary, the rights of any licensor) with all rights to make, use, and sell the property embodied in or described in the Patents and Licenses and in the CRSI Technology. The use of the Patents and Licenses or the CRSI Technology does not conflict with, infringe upon or violate any patent, patent license, patent application, trademark, trade name, trademark or trade name registration, copyright, copyright registration, service mark, brand mark or brand name or any pending application relating thereto, or any trade secret, know-how, programs or processes of any third Person;

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          (b) There are no  outstanding  or, to the  Knowledge  of  Seller, threatened governmental, judicial or adversary proceedings, hearings, arbitrations, disputes or other disagreements and no notice or other written assertion of infringement has been served upon CRSI or the Subsidiaries or otherwise come to the Knowledge of Seller with respect to, any of the Patents and Licenses or the CRSI Technology; and

          (c) Neither the Seller nor CRSI or any of the Subsidiaries has communicated to any Person any notice or assertion of infringement or misappropriation by any Person of, or has any Knowledge of threatened infringement or misappropriation by any Person of, the Patents and Licenses or CRSI Technology.

          3.10.2 TRADEMARKS AND COPYRIGHTS. Schedule 3.10.2 delivered hereunder sets forth a complete and accurate list of each trademark, trade name, and trademark and trade name registration or application, and copyright registration and application for copyright registration, by date and germane case or docket number and country of origin, and each license or licensing agreement, by date and the parties thereto, for each trademark and copyright license or license of application, held or employed by CRSI or any of the Subsidiaries (other than the name "COMSAT") (each such trademark, trade name, copyright, application, and license or licensing agreement hereafter termed the "Trademarks and Licenses"). With respect to the Trademarks and Licenses, and except as set forth on Schedule 3.10.2:

          (a) Each of CRSI and the Subsidiaries has all right, title and interest in, or a valid license to use, the Trademarks and Licenses owned or licensed by it, free and clear of all Liens (other than Permitted Liens and, in the case of the Trademarks and Licenses licensed to CRSI or any Subsidiary, the rights of any licensor). The use by CRSI and the Subsidiaries of the Trademarks and Licenses does not conflict with, infringe upon or violate any patent, patent license, patent application, trademark, trade name, registration or application, copyright, copyright registration or application relating thereto, of any third Person;

          (b) There are no outstanding or, to the Knowledge of Seller, threatened governmental, judicial or adversary proceedings, hearings, arbitrations, disputes or other disagreements, and no notice or other assertion of infringement has been served upon CRSI or any of the Subsidiaries or otherwise come to the Knowledge of Seller, with respect to any of the Trademarks and Licenses; and

          (c) Neither the Seller nor CRSI or any of the Subsidiaries has communicated to any Person any notice or assertion of infringement or misappropriation by any Person of, or has any Knowledge of threatened

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     infringement or  misappropriation by any Person of, the Trademarks and
     Licenses.

          3.10.3 COMPUTER SOFTWARE. Schedule 3.10.3 delivered hereunder contains a list of all computer software programs, computer data base programs and related documentation and materials which are used by CRSI and the Subsidiaries other than any computer software programs, computer data base programs and related documentation and materials subject to "shrink-wrap" licenses (such software, data bases, and related materials, the "Computer Software"). With respect to such Computer Software, and except as set forth in Schedule 3.10.3:

          (a) Each of CRSI and the Subsidiaries has all right, title and interest in or a license to use the Computer Software (and any materials subject to a shrink-wrap license) owned by or licensed to it, free and clear of all Liens (other than Permitted Liens and, in the case of Computer Software (and any materials subject to a shrink-wrap license) licensed to it, the rights of any licensor) or otherwise has all rights necessary to license customers of CRSI and the Subsidiaries to use the Computer Software. The use of the Computer Software by CRSI and the Subsidiaries does not conflict with, infringe upon or violate any patent, patent license, patent application, copyright, copyright registration or application, of any third Person;

          (b) There are no pending or, to the Knowledge of Seller, threatened governmental, judicial or adversary proceedings, hearings, arbitrations, disputes or other disagreements and no notice or other assertion of infringement has been served upon CRSI or any of the Subsidiaries or otherwise come to the Knowledge of Seller, with respect to any of the Computer Software; and

          (c) Neither the Seller nor CRSI or any of the Subsidiaries has communicated to any Person any notice or assertion of infringement or misappropriation by any Person of, or has any Knowledge of threatened infringement or misappropriation by any Person of, the Computer Software.

     SECTION 3.11 MATERIAL CONTRACTS.

          3.11.1 IDENTIFICATION. Schedule 3.11.1 delivered hereunder sets forth a list, as of the date hereof, of the following matters pertaining to certain contracts and obligations to which CRSI and any of the Subsidiaries are a party (other than such contracts and obligations relating exclusively to the Excluded Assets and Liabilities):

          (a) All contracts, subcontracts, agreements (including teaming agreements) and other arrangements having a total value of $1,000,000 or greater (but without duplication of any contract, subcontract, agreement

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     (including  any teaming  agreement) or other  arrangement  of the type described in clauses (b) through (i) of this Subsection 3.11.1);

          (b) All loan, bond, surety or debt agreements (including notes and reimbursement agreements relating to letters of credit and guarantees);

          (c) All agreements providing for the guarantee by Seller of the obligations of CRSI or any of the Subsidiaries, including all reimbursement agreements relating to letters of credit issued on behalf of CRSI or any Subsidiary;

          (d)  All   distributorship,   commission   agent  or   consulting
     agreements providing for the marketing and/or sale of the products or services of CRSI or any Subsidiary;

          (e)  All  partnership,   limited  liability  company,   strategic
     partnership and joint venture agreements;

          (f) All individualized employment or consulting contracts or similar arrangements obligating CRSI or any of the Subsidiaries to pay more than $100,000 per year;

          (g) All contracts or licenses pursuant to which CRSI or any of the Subsidiaries has acquired a license in, or has licensed to others, intellectual property material to the Business or which requires the payment by CRSI or such Subsidiary of a fee of $100,000 or more per year;

          (h) All contracts, agreements, instruments or arrangements that prohibit CRSI or any Subsidiary from freely engaging in business anywhere in the world; and

          (i) All contracts, agreements, instruments or arrangements pursuant to which CRSI or any of the Subsidiaries purchases equipment, parts, raw materials or other items from a Person who is the sole supplier thereof in the United States to the extent such equipment, parts, raw materials or other items would, if unavailable, have a Material Adverse Effect on the Business or CRSI or any of the Subsidiaries.

          3.11.2 FULL FORCE AND EFFECT. Except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights, and by general equitable principles and except as set forth on
Schedule 3.11.2 delivered hereunder, all agreements, contracts and obligations identified on Schedule 3.11.1 are valid and binding against CRSI or the Subsidiary a party thereto and, to the Knowledge of Seller, any other party thereto except to the extent that enforceability

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of a Government Contract may be limited by (i) the unfunded support of such
Government Contract or program to which such Government Contract relates, and (ii) the right of the customer to terminate any Government Contract for convenience. Except as set forth on Schedule 3.11.2, each of CRSI and each of the Subsidiaries have in all material respects performed all the obligations required to be performed by it to date, and is not in default or alleged to be in default in any material respect, under any agreement, contract or obligation specified on Schedule 3.11.1, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by CRSI or any of the Subsidiaries of any such agreement, contract or obligation. To the Knowledge of Seller, and except as set forth on Schedule 3.11.2, the parties (other than CRSI or any Subsidiary) to the agreements, contracts or obligations specified on
Schedule 3.11.1 are not in default in any material respect of their respective obligations under such agreements, contracts or obligations. CRSI has furnished or made available to Buyer true and complete copies of all documents listed on Schedule 3.11.1 or complete descriptions of all material terms of any oral contract or arrangement listed on Schedule 3.11.1.

     SECTION  3.12  LITIGATION  AND  INVESTIGATION.  Except as set forth on
Schedule 3.12 delivered hereunder, neither CRSI nor any of the Subsidiaries have been served as a party in, or have become or been made a party to, any pending suits, actions or proceedings, or to the Knowledge of Seller any investigations by a Governmental Authority, which, if adversely determined, would result in liability in excess of $25,000, and neither CRSI nor any of the Subsidiaries have, to the Knowledge of Seller, received notice of any threatened suits, actions or proceedings, or any threatened investigations which, if adversely determined, would result in liability in excess of $25,000, nor any which seek to enjoin this Agreement. Except as set forth on Schedule 3.12, neither Seller, CRSI nor any of the Subsidiaries has received any written opinion or memorandum or other written legal advice from legal counsel to the effect that CRSI or any Subsidiary is exposed, from a legal standpoint, to any liability or disadvantage which may be material to the Business or to CRSI's or any of the Subsidiaries' financial condition, operations, property or affairs.

     SECTION 3.13 TAXES. Except as set forth on Schedule 3.13 delivered hereunder:

          (a) CRSI and the Subsidiaries have to the date hereof timely filed and shall prior to the Closing Date timely file all material Tax Returns which have been or shall be required to have been filed by them on or before the Closing Date, including, without limitation, the Tax Returns of any consolidated, combined or unitary group of which CRSI or the Subsidiaries is or has been a member and with respect to which CRSI or any of the Subsidiaries is required to file a material Tax Return, and have paid all material Taxes due to any authority required to have been paid by them on or prior to the date hereof. The Tax Returns filed and to be filed on or before the Closing Date with

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     respect to CRSI and the  Subsidiaries  are and shall be true,  correct and complete in all material respects;

          (b) None of Seller, CRSI or the Subsidiaries has received notice that any Taxing authority has asserted against CRSI or any Subsidiary any deficiency or claim for Taxes and no issue has been raised in any audit by any Taxing authority which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any period not so examined;

          (c) All Tax deficiencies asserted or assessments against CRSI or any of the Subsidiaries have been paid or finally settled with no remaining amounts owed (including interest and penalties);

          (d) There is no pending or, to the Knowledge of Seller, threatened action, audit, proceeding or investigation with respect to CRSI or any of the Subsidiaries involving (i) the assessment or collection of Taxes or (ii) a claim for refund made by any of them with respect to Taxes previously paid;

          (e) All material amounts that are required to be collected or withheld by CRSI and the Subsidiaries, or with respect to Taxes of CRSI and the Subsidiaries, have been duly collected or withheld, and all such material amounts that are required to be remitted to any Taxing authority have been duly remitted;

          (f)  There  are  no   outstanding   waivers  of  any  statute  of
     limitations with respect to the assessment of any Tax against CRSI or any Subsidiary;

          (g) Neither CRSI nor any Subsidiary has taken action that would have the effect of deferring any material Tax liability from any period ending on or before the Closing Date to any period ending after such date, including any change in the method of accounting, but excluding any election or method of accounting that it would not be unusual for a taxpayer in the business of CRSI or any Subsidiary, as the case may be, to make or employ in the ordinary course of business;

          (h) Neither CRSI nor any Subsidiary has taken any action the income with respect to which will be taken into account under the installment method in a taxable period ending after the Closing Date;

          (i) There are no material Liens for Taxes due and payable upon the assets of CRSI or any Subsidiary, and no action to the Knowledge of the Seller has been instituted against CRSI or any Subsidiary that would reasonably result in any such Lien;


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          (j)  Neither  CRSI  nor any of the  Subsidiaries  (i) has made an election to be treated as a "consenting corporation" under Section 341(f) of the Code or (ii) is a "personal holding company" within the meaning of Section 542 of the Code. Neither CRSI nor any of the Subsidiaries has agreed, nor is required, to make any adjustment under
     Section 481(a) of the Code by reason of a change in accounting method or otherwise. Neither CRSI nor any of the Subsidiaries will incur a Tax Liability resulting from ceasing to be a member of a consolidated or combined group that had previously filed consolidated, combined or unitary Tax returns;

          (k) Neither CRSI nor any of the Subsidiaries is party to a tax-sharing agreement, allocation agreement or other contractual obligation to pay the tax obligations of, or indemnify, any other Person with respect to any Tax;

          (l) There is no Contract covering any Person that individually or collectively could, as a result of the transactions contemplated hereby, or otherwise, give rise to the payment of an amount by CRSI or any of the Subsidiaries which would be nondeductible by reason of
     Section 280G of the Code;

          (m) No power of attorney has been executed by CRSI or any of the Subsidiaries with respect to any matter relating to Taxes which will remain in force after the Closing Date;

          (n) There are no outstanding requests for rulings or determinations in respect of any Tax pending (i) between CRSI or any of the Subsidiaries and any Taxing authority or (ii) between Seller or any member of Seller's consolidated, combined or unitary group and any Taxing authority that would affect CRSI or any of the Subsidiaries;

          (o) CRSI and the Subsidiaries are registered to do business in the states and localities set forth in Schedule 3.3 and CRSI and the Subsidiaries file Tax Returns in the states and localities set forth in Schedule 3.3; and

          (p) Seller has delivered or made available to Buyer complete copies of all CRSI and Subsidiary Tax Returns (or relevant extracts thereof in the case of consolidated, combined or unitary Tax Returns) for all Tax periods ending on or after December 31, 1994.


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     SECTION 3.14 EMPLOYEES; COMPENSATION; LABOR.

          3.14.1 EMPLOYEES AND COMPENSATION. Seller has delivered or made available to Buyer prior to the date of this Agreement complete and correct copies of all written employment agreements of individuals employed in the Business which call for annual compensation (together with bonuses) of $100,000 or greater. Schedule 3.14.1(a) delivered hereunder lists (i) all executive compensation plans, bonus plans, incentive compensation plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase plans, group life insurance, hospitalization insurance or other plans providing for benefits for the employees of the Business (the "Employees"); (ii) all individuals employed in the Business (other than the Excluded Employees) who receive annual compensation (together with bonuses) of $100,000 or greater, and such individual's current salary; and (iii) all material employment policies, procedures, manuals, and other similar rules, regulations and by-laws regarding the general conduct, compensation, labor relations and employment of the Employees.

          3.14.2  CERTAIN  LABOR  MATTERS.  Except as set forth on Schedule
3.14.2 delivered hereunder:

          (a) There is no union representing the interests of any of the Employees, and to the Knowledge of Seller there are no such Employees seeking or attempting to organize other union representation;

          (b) There are neither pending nor, to the Knowledge of Seller, threatened any strikes, work stoppages, work disruptions or employment disruptions by any of the Employees;

          (c) There are neither pending nor, to the Knowledge of Seller, threatened any suits, actions, administrative proceedings, hearings, arbitrations or other proceedings between Seller or CRSI or any Subsidiary and any of the Employees or former Employees;

          (d) Neither CRSI nor any of the Subsidiaries is delinquent in payments to any of its Employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such Employees;

          (e) To the Knowledge of Seller, no employee of CRSI or any Subsidiary listed on Schedule I intends to terminate his or her employment or engagement with CRSI or any Subsidiary as a result of the transaction contemplated by this Agreement, and no regional manager or facility manager or officer of CRSI or any Subsidiary has terminated such employment or engagement during the six month period prior to the date hereof; and


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          (f)  Each  welfare  benefit  plan  covering   present  or  former
     Employees of CRSI and the Subsidiaries which is a "group health plan," within the meaning of Section 5000 of the Code, has been maintained in compliance with Section 4980B of the Code and Title I, Subtitle B, part 6 of ERISA and no Tax payable on account of Section 4980B of the Code has been or is expected to be incurred.

          3.14.3 EMPLOYEE BENEFIT PLANS; ERISA. Schedule 3.14.3 delivered hereunder lists each employee benefit plan or arrangement maintained or contributed to by CRSI or any Subsidiary that is either an "employee pension benefit plan," or "employee welfare benefit plan" as such terms are defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"), which covers any current or former employee of CRSI and the Subsidiaries (each such plan is hereinafter referred to as an "ERISA
Plan"). Buyer has been provided with copies of each bonus, deferred compensation, incentive compensation, stock purchase or stock option plan maintained or contributed to by CRSI or any Subsidiary. Except as set forth on Schedule 3.14.3:

          (a) Neither CRSI nor any Subsidiary has ever contributed to a multi-employer plan, as defined in Section 3(37) of ERISA, which could result in any liability after Closing to the Buyer;

          (b) To the Knowledge of Seller, no fiduciary of any retirement plan covering present or former employees of CRSI and the Subsidiaries has engaged in a "prohibited transaction" (as that term is defined in Section 4975 of the Code and Section 406 of ERISA) which could subject CRSI or any Subsidiary to a penalty tax imposed by Section 4975 of the Code or Section 402(i) of ERISA;

          (c) All contributions to the retirement plans covering present or former employees of CRSI and the Subsidiaries have been timely made, and no retirement plan has an "accumulated funding deficiency" within the meaning of Section 412 of the Code;

          (d) No retirement plan covering present or former employees of CRSI and the Subsidiaries subject to Title IV of ERISA has incurred any liability under such title other than for the payment of premiums to the Pension Benefit Guaranty Corporation ("PBGC"), all of which have been paid when due; and

          (e) No retirement plan covering present or former employees of CRSI and the Subsidiaries has been terminated within the last 5 years, nor have there been any "reportable events" (as that term is defined in Section 4043 of

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     ERISA and the  regulations  thereunder)  within the last 5 years which
     would  present  a  risk  that  any  such   retirement  plan  would  be
     terminated.

     SECTION 3.15 ENVIRONMENTAL MATTERS.

          3.15.1  ENVIRONMENTAL  PERMITS.  Except as set forth in  Schedule
3.15.1 delivered hereunder, each of CRSI and the Subsidiaries has obtained all permits, licenses and other authorizations relating to its business and operations and which are required under the Environmental Laws. Schedule
3.15.1 sets forth (i) all such permits, licenses and other authorizations issued under the Environmental Laws obtained by CRSI and the Subsidiaries, and (ii) a description and good faith estimate by Seller of the cost of capital expenditures (if any) that may be necessary to maintain or qualify for each such permit, license or other authorization.

          3.15.2 NO VIOLATION. Except as set forth in Schedule 3.15.2 delivered hereunder, and with respect to their business and operations, CRSI and the Subsidiaries are in compliance with all terms and conditions of the required permits, licenses and authorizations (except to the extent any such failure to be in compliance would not lead to a Liability or Loss in excess of $10,000), and CRSI and the Subsidiaries are also in compliance with all Environmental Laws and all other limitations, restrictions, conditions, standards, requirements, schedules and timetables contained therein (except to the extent any such failure to be in compliance would not lead to a Liability or Loss in excess of $10,000).

          3.15.3 NO NOTICE. Except as set forth in Schedule 3.15.3 delivered hereunder, there is no pending or overtly threatened civil or criminal litigation, notice of violation or of potential liability or administrative action or other Proceeding against CRSI or any Subsidiary or involving any Real Property that relates in any way to the Environmental Laws that, if determined adversely against CRSI or any Subsidiary, would lead to a liability or Loss in excess of $10,000.

          3.15.4 NO BASIS FOR  LIABILITY.  Except as set forth in  Schedule
3.15.4 delivered hereunder, with respect to the current or past business or operations of CRSI, the Subsidiaries or the Real Property, there are no events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with the Environmental Laws, or which may give rise to any common law or other liability under the Environmental Laws, or otherwise form the basis of any material claim, action, demand, suit, proceeding, hearing, study, or investigation by a Governmental Authority or other Person which may be brought under the Environmental Laws or which is based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Materials.


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          3.15.5 UNDERGROUND IMPROVEMENTS.  Except as set forth in Schedule
3.15.5 delivered hereunder:

          (a) no Real Property contains any underground improvements, including underground storage tanks or underground piping attached to such storage tanks, used currently or in the past for the management of Hazardous Materials, and no portion of such Real Property is or has been used as a dump or landfill or consists of or contains filled in land; and

          (b) no Real Property sold or otherwise transferred by CRSI or such Subsidiary prior to the CRSI Acquisition Date contained prior to the CRSI Acquisition Date any underground improvements, including underground storage tanks or underground piping attached to such storage tanks, used in the past for the management of Hazardous Materials, and no portion of such Real Property was, on or prior to the CRSI Acquisition Date, used as a dump or landfill or consisted of or contained filled in land.

          3.15.6 RECORDS. Seller has furnished to Buyer accurate and complete information pertaining to the environmental history of the Real Property to the extent such Real Property is or was related to the operation of CRSI and the Subsidiaries. To the extent such Real Property is not or was not so related, Seller has furnished Buyer with accurate and complete information pertaining to the environmental history of the Real Property to the best of the Seller's Knowledge.

          3.15.7 LIENS. No Lien in favor of any Person relating to or in connection with any claim under any Environmental Law has been filed or attached to the Real Property currently owned, operated or leased or purported to be owned, operated or leased by CRSI or any of the Subsidiaries.

     SECTION 3.16 GOVERNMENT CONTRACTS.

          3.16.1 COMPLIANCE. Except as set forth in Schedule 3.16.1 delivered hereunder, with respect to each and every Government Contract or Government Bid: (i) Seller, CRSI and the Subsidiaries have complied with all material terms and conditions of such Government Contract or Government Bid; (ii) CRSI and the Subsidiaries have complied in all material respects with all requirements of all Laws or agreements pertaining to such Government Contract or Government Bid; (iii) all representations and certifications executed, acknowledged or set forth in or pertaining to such Government Contract or Government Bid were complete and correct in all material respects as of their effective date, and CRSI and the Subsidiaries have complied in all material respects with all such representations and certifications; (iv) neither the United States government nor any prime contractor, subcontractor or other Person has notified CRSI or any Subsidiary, either in writing or, to the Knowledge of Seller, orally, that CRSI or any Subsidiary has breached or violated any statute, regulation, certification, representation, clause,

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provision  or  requirement   pertaining  to  such  Government  Contract  or
Government Bid; (v) no termination for convenience, termination for default, cure notice or show cause notice is currently in effect pertaining to such Government Contract or Government Bid; (vi) no material cost incurred by CRSI or the Subsidiaries pertaining to such Government Contract or Government Bid has been formally questioned or challenged or, to the Knowledge of Seller, is the subject of any investigation or has been disallowed by the United States government; (vii) no money due to CRSI or the Subsidiaries pertaining to such Government Contract or Government Bid has been withheld or set off nor has any claim been made to withhold or set off money and CRSI and the Subsidiaries are entitled to all progress payments received with respect thereto; and (viii) each Government Contract is valid and subsisting (except to the extent such validity or subsistence may be limited by (i) the unfunded support of such Government Contract or program to which such Government Contract relates, and (ii) the right of the customer to terminate any Government Contract for convenience). To the extent that any clause in the previous sentence is qualified by the word "material," the representation contained in such clause is deemed qualified only to the extent that if the representation were subsequently determined to be inaccurate or false, that such inaccuracy or misstatement would not lead to a liability or Loss in excess of $10,000.

          3.16.2 INVESTIGATIONS. Except as set forth in Schedule 3.16.2 delivered hereunder: (i) neither Seller in respect of the Business nor CRSI or any Subsidiary or any of their respective directors, officers or employees are subject to any indictment by any United States government entity or under investigation by Seller, CRSI or any Subsidiary, nor are any of them, to the Knowledge of Seller, under any administrative, civil or criminal investigation, and none of CRSI or any Subsidiary nor, to the
Knowledge of Seller, any of their respective directors, officers or employees has received notice of any administrative, civil or criminal investigation, in each case in respect of any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or Government Bid; and (ii) during the last three years, neither Seller nor CRSI or any Subsidiary have conducted or initiated any internal investigation or made a voluntary disclosure to the United States government, with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or Government Bid. Except as set forth in Schedule 3.16.2, there exists no irregularity, misstatement or omission arising under or relating to any Government Contract or Government Bid that has led to any of the consequences set forth in clause (i) or (ii) of the immediately preceding sentence or any other damage, penalty assessment, recoupment of payment or disallowance of cost that would lead to a liability or Loss in excess of $10,000.

          3.16.3 ABSENCE OF CLAIMS. Except as set forth in Schedule 3.16.3 delivered hereunder, there exist no outstanding claims asserted against CRSI or any Subsidiary, either by the United States government or by any prime contractor, subcontractor, vendor or other Person, arising under or relating to any Government Contract or Government Bid. Except as set forth in Schedule 3.16.3, CRSI and the

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Subsidiaries  have no interest  in any  pending or, to Seller's  Knowledge,
potential  claim  against  the  United  States   government  or  any  prime
contractor,  subcontractor  or  vendor  arising  under or  relating  to any
Government   Contract  or  Government  Bid.   Schedule  3.16.3  lists  each
Government Contract which to Seller's Knowledge is currently under audit (other than routine audits conducted in the ordinary course of business) by the United States government or any other Person that is a party to such Government Contract.

          3.16.4 ELIGIBILITY. Except as set forth in Schedule 3.16.4 delivered hereunder, (i) neither CRSI nor any Subsidiary has been debarred or suspended from participation in the award of contracts with the United States Department of Defense or any other United States government entity (excluding for this purpose ineligibility to bid on certain contracts due to generally applicable bidding requirements), (ii) there exist no facts or circumstances that would warrant the institution of suspension or debarment proceedings or the finding of nonresponsibility or ineligibility on the part of CRSI or any Subsidiary or any director or officer of any thereof,
(iii) no payment has been made by CRSI or any Subsidiary, or by any person on behalf of CRSI or any Subsidiary, in violation of, or requiring disclosure pursuant to, the Foreign Corrupt Practices Act, and (iv) CRSI's and the Subsidiaries' cost accounting and procurement systems and the associated entries reflected in their financial statements with respect to the Government Contracts are in compliance in all material respects with all Laws.

     SECTION 3.17  COMPLIANCE WITH LAWS.

          3.17.1 GENERAL. CRSI and the Subsidiaries are in compliance in all material respects with all applicable Laws relating to the operation of the Business, except in respect of those Laws pertaining to contracting with and procurement by the U.S. Government or any prime contractor thereof or other Person acting on behalf of the U.S. Government, which are addressed specifically in Section 3.16 herein.

          3.17.2 EXPORT CONTROL. Except as set forth on Schedule 3.17.2, each of CRSI and the Subsidiaries has in respect of the Business (a) all licenses for any pending export transactions in connection with past or current contracts to which CRSI or any Subsidiary is a party, (b) all licenses and clearances for the disclosure of information to foreign persons and (c) all registrations with United States governmental entities with authority to implement applicable export control Laws. Neither Seller, CRSI nor any Subsidiary has participated directly or indirectly in any boycotts or other similar practices in violation of the regulations of the United States Department of Commerce or Section 999 of the Code or any export control Laws.

          3.17.3 SECURITY CLEARANCES. Except to the extent prohibited by the National Industrial Security Program Operating Manual of the U.S. Department of

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Defense, Schedule 3.17.3 sets forth all facility clearances held by CRSI or any Subsidiary, or by Seller in connection with the Business.

     SECTION 3.18 INSURANCE. Schedule 3.18 sets forth a correct and complete list of all policies of insurance (other than any surety or performance bond policy, which are specifically listed on Schedule 3.11.1 pursuant to Section 3.11.1(b)) maintained by CRSI or any Subsidiary and applicable to the Business other than workers' compensation policies. Each of CRSI and each Subsidiary is in compliance with the terms of all policies and instruments listed on Schedule 3.18. No insurance company or other Person has mandated in an agreement binding on CRSI or any Subsidiary a requirement of continued insurance coverage that has not been complied with. Also included on Schedule 3.18 is a list of all claims in excess of $50,000 currently pending under any of the policies set forth on Schedule
3.18. Neither CRSI nor any Subsidiary has received any notification of cancellation of any of such insurance policies and has no claim outstanding which could be expected to cause a material increase in the insurance rates. To Seller's Knowledge, no facts or circumstances exist that would relieve any insurer under any such policies of their obligations to satisfy in full any claim of CRSI or any Subsidiary thereunder. Neither CRSI nor any Subsidiary has received any notice that (i) any of such policies has been or will be cancelled or terminated or will not be renewed on substantially the same terms as are now in effect or (ii) the premium on any of such policies will be materially increased on the renewal thereof.

     SECTION 3.19 BROKERS. Seller has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement, other than Morgan Stanley & Co. Incorporated.

     SECTION 3.20 DISCLOSURE. To the Knowledge of Seller, no representation or warranty of Seller contained in this Agreement and no Schedule or Exhibit delivered hereunder contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of Seller, there is no fact, circumstance or condition which has had or could reasonably be expected to have a Material Adverse Effect on CRSI and the Subsidiaries taken as a whole, which has not been set forth in this Agreement, the Schedules or the Exhibits.

     SECTION  3.21  RELATED  PARTY  TRANSACTIONS.  Except  as set  forth on
Schedule 3.21, and except for compensation to employees of CRSI or any Subsidiary for services rendered in the ordinary course of business, no current or former Affiliate of CRSI or any "Associate" (as defined in the rules and regulations promulgated under the Exchange Act) thereof, is presently, or during the last three fiscal years has been (i) a party to any agreement or transaction with CRSI or any of the Subsidiaries (including, but not limited to, any contract or agreement providing for

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the furnishing of services by, or rental of real or personal property from, or otherwise  requiring  payments to, any such Affiliate or Associate);  or
(ii) the direct or indirect owner of an interest in any Person which is a present or potential competitor, supplier or customer of CRSI or any of the
Subsidiaries   (other  than   non-affiliated   holdings  in  publicly  held
companies), nor does any such Person receive income from any source other than CRSI or any Subsidiary which relates to the business of, or should properly accrue to, CRSI or any Subsidiary. Except as set forth on Schedule 3.21, neither CRSI nor any of the Subsidiaries has provided a Guaranty of any of its Affiliates' obligations.

     SECTION 3.22 BANK ACCOUNTS. Schedule 3.22 contains a correct and complete list of the names of each bank or other financial institution in which CRSI or any of the Subsidiaries has an account or safe deposit box, and the names of all Persons authorized to draw thereon or to have access thereto.

     SECTION 3.23 CONFLICTS OF INTEREST. Neither CRSI, the Seller, the Subsidiaries nor any officer, employee, agent or other Person acting on behalf of CRSI, the Seller, or any of the Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit to be paid or conferred by CRSI or any Subsidiary (other than legal price concessions and lawful business entertainment to customers and vendors in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any Governmental Authority or other Person who was, is, or may be in a position to help or hinder the business of CRSI or any of the Subsidiaries (or assist in connection with any actual or proposed transaction) that (i) might subject CRSI or any of the Subsidiaries to any damage or penalty in any Proceeding, (ii) if not given in the past, would have resulted in a Material Adverse Effect on CRSI or any of the Subsidiaries, or (iii) if not continued in the future, could reasonably be expected to have a Material Adverse Effect on CRSI or any of the Affiliates.


                                 ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF TBG AND BUYER


     Each of TBG and Buyer hereby jointly and severally represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:

     SECTION 4.1 CORPORATE STATUS AND AUTHORITY OF TBG AND BUYER. Each of TBG and Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as currently conducted and to enter into and perform this Agreement and the Ancillary Agreements to which it is a party and to consummate the

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transactions  contemplated hereby and thereby. The execution,  delivery and performance by each of TBG and Buyer of this Agreement and the Ancillary Agreements to which it is a party have been duly authorized by all requisite corporate action on the part of TBG and Buyer. This Agreement is and, when executed at the Closing, each Ancillary Agreement to which it is a party will be a valid and binding obligation of each of TBG and Buyer, enforceable against each of them in accordance with its respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting the enforcement of creditors' rights, or by general equitable principles.

     SECTION 4.2 NO CONFLICTS, ETC.

          4.2.1 NO CONFLICTS. The execution, delivery and performance by each of TBG and Buyer of this Agreement and the Ancillary Agreements to which each is a party and the consummation of the transactions contemplated hereby and thereby will not:

          (a) conflict with or result in a breach of any provision of their respective charter documents or by-laws;

          (b) result in a default (or give rise to any right to termination, cancellation or acceleration after lapse of time or the giving of notice or both) under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, deed of trust or indenture to which each of them is a party; and

          (c) violate any Laws applicable to or binding upon TBG or Buyer or their respective properties or assets.

          4.2.2  CONSENTS  AND  APPROVALS.  Except as set forth on Schedule
4.2.2 delivered hereunder, no consent, approval, determination or authorization of or filing with any Governmental Authority is required on the part of TBG or Buyer in connection with the execution and delivery by TBG or Buyer of this Agreement and the Ancillary Agreements to which each of them is a party or the consummation by each of them of the transactions contemplated hereby or thereby, except for:

          (a) the pre-merger notification filings required to be made by Seller and Buyer under the HSR Act;

          (b) the filing by Buyer required by the Department of Defense Industrial Security Regulation (DOD 5220.22-R) or the Department of Defense Industrial Security Manual (DOD 5220.22-M); and


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



          (c) the joint notification required pursuant to the Exon-Florio Amendment.

     SECTION 4.3 SUFFICIENT FUNDS. Buyer has, or TBG will cause Buyer to have, sufficient funds to deliver the Purchase Price to Seller at the Closing and to pay off the Note in accordance with its terms.

     SECTION 4.4 BROKERS. None of TBG or Buyer has paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

     SECTION 4.5 PURCHASE FOR INVESTMENT. Buyer is acquiring the Shares for its own account for purposes of investment and not with a view or intent to any distribution thereof. Buyer understands and acknowledges that the offer and sale of the Shares as contemplated hereby have not been registered under the Securities Act, any state "Blue Sky" law, or any applicable foreign law or regulation, and that any subsequent transfer or offer to transfer by Buyer or any representative thereof of the Shares are subject to registration requirements or other restrictions arising under such laws and regulations in the absence of an available exemption therefrom. The stock certificates representing the Shares to be delivered at Closing as contemplated by Section 2.5.2 will carry a legend to such effect.


                                 ARTICLE V

                                 COVENANTS


     SECTION 5.1 CONDUCT OF THE BUSINESS.

          5.1.1 ORDINARY COURSE. Except as permitted or contemplated by this Agreement or as otherwise consented to by Buyer in writing, such consent not to be unreasonably withheld or delayed, during the period from the date of this Agreement to the Closing, Seller will cause CRSI and the Subsidiaries to conduct the Business and their operations in the ordinary course consistent with past practices and shall not permit CRSI or the Subsidiaries to:

          (a) make or permit to be made any change in their Certificates of Incorporation or by-laws or issue any stock, bonds, other corporate securities or rights to acquire any securities;

          (b) classify, combine, split, subdivide or redeem or otherwise repurchase any of their capital stock or issue, deliver, pledge or encumber any capital stock or other securities equivalent to or exchangeable for capital stock

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     or, except as contemplated by the Distribution  Agreement,  declare or make any dividend or other distribution with respect to capital stock to Seller or any other of their shareholders or Affiliates of the Seller;

          (c) mortgage, pledge or subject to any other Lien any of their assets, tangible or intangible, except for Permitted Liens;

          (d) sell, assign or transfer any material assets of the Business, except in the ordinary course of business;

          (e) sell, assign or transfer any material proprietary rights, except in the ordinary course of business;

          (f) enter into any contract or commitment or submit any proposal for a contract or commitment, or engage in any transaction, involving an amount in excess of $500,000 other than in the ordinary course of business consistent with past practices; PROVIDED HOWEVER, that the Seller shall provide the Buyer with two days prior written notice of all contracts or commitments or proposals for contracts, commitments or potential transactions involving an amount in excess of $1,000,000 unless the giving of such notice shall materially and adversely affect the ability of CRSI or the Subsidiary to secure or submit such contract or commitment or proposal for contract, commitment or potential transaction (in which case Seller shall give Buyer oral notice thereof as promptly as practicable but in no event later than one day prior to securing or submitting such contract or commitment or proposal for contract, commitment or potential transaction);

          (g) increase compensation for employees except upon normal review consistent with past practices;

          (h) make any material changes in personnel, except that CRSI or any Subsidiary may discharge any officer or employee notwithstanding that such discharge may result in a material change in personnel;

          (i) fail to maintain existing insurance relating to their property and assets;

          (j) acquire or agree to acquire by merger, consolidation or purchase of capital stock or a material portion of assets or by any other manner, any business or any entity;

          (k)  amend in any  material  respect  Welfare  Plans or  Employee
     Plans;


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



          (l) enter into transactions with Affiliates having a total value in excess of $100,000, except in conjunction with the procurement or provision of routine administrative, accounting, payroll, cash management and legal services in the ordinary course of business consistent with past custom and practice;

          (m) incur capital expenditures in excess of amounts set forth in the 1998 fiscal year capital expenditures budget, a copy of which is attached as Schedule 5.1(m);

          (n) delay or postpone the payment of accounts payable or other obligations and liabilities or change the current policy and principles followed in the posting of accounts receivable, other than in the ordinary course of business consistent with past custom and practice; or

          (o) incur any new indebtedness for borrowed money (other than loans and advances from Seller in the ordinary course and consistent with past custom and practice).

          5.1.2 CASH MANAGEMENT. Notwithstanding any other provision of this Agreement, during the period from the date hereof through the Closing Date, Seller shall be permitted to manage the intercompany loans and advances between Seller and CRSI and the Subsidiaries, including taking the following steps, all of which shall be done in a commercially reasonable manner:

          (a) minimize cash balances held by CRSI and the Subsidiaries;

          (b) collect any and all outstanding receivables on the books of CRSI and the Subsidiaries, including accelerating the billing, posting and collecting of such receivables, and accelerating the completion and shipment to customers of work-in-progress;

          (c) offer incentives to CRSI and the Subsidiaries management (which shall be at the expense of Seller) consistent with the objectives of clause (b) of this Section 5.1.2;

          (d) defer capital expenditures which are not contractually required;

          (e) prevent pre-payment or acceleration of payment of trade payables; and


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



          (f) take other commercially reasonable cash management actions, so long as such actions do not have a Material Adverse Effect on CRSI or any Subsidiary; PROVIDED THAT in no event shall this Section 5.1.2 permit Seller to draw any Exchange Proceeds from the Business in a manner that would be inconsistent with the provisions of Section 5.17.

     SECTION 5.2 ACCESS TO INFORMATION.

          5.2.1 ACCESS. Between the date of this Agreement and the Closing Date, Seller shall, during mutually agreeable hours (I) give Buyer and its authorized representatives upon prior notice reasonable access, during normal business hours, to personnel, books, records, offices and other facilities and properties of CRSI or any Subsidiary, as the case may be,
(II) permit Buyer to make such inspections thereof as Buyer may reasonably request, and (III) furnish Buyer with such financial and operating data and other information with respect to the Business, results of operations and properties of CRSI and the Subsidiaries as Buyer may from time to time reasonably request; PROVIDED HOWEVER, that any such inquiry shall be conducted in such a manner as not to interfere unreasonably with the business operations of CRSI or any Subsidiary; and, PROVIDED FURTHER, that Seller is under no obligation to disclose to Buyer any (a) "Classified Information" not in compliance with the DIS Industrial Security Regulation, the DIS Industrial Security Manual and any other applicable government security regulations, (b) information the disclosure of which is restricted by contract except in strict compliance with the applicable contract, (c) any information regarding contracts, proposals or bids for which Seller or CRSI or any Subsidiary and Buyer are competitors or potential competitors, or (d) any information that is subject to the attorney client privilege or work product doctrine.

          5.2.2 CONFIDENTIALITY. Any information provided or obtained pursuant to this Section 5.2 herein shall be held by TBG and Buyer and its representatives in accordance with and shall be subject to the terms of the Confidentiality Agreement between TBG and Seller dated May 1997 (the "Confidentiality Agreement"), except (X) all obligations of TBG and Buyer in this regard will terminate upon completion of the Closing, (Y) with respect to financial or other information relating solely to Seller, in which case such Confidentiality Agreement shall continue with respect thereto, and (Z) that Buyer's covenant to refrain from purchasing any security issued by Seller as provided therein shall continue for the period stated therein.

          5.2.3 NOTICE TO SELLER. TBG and Buyer agree to notify Seller in writing, promptly upon TBG's or Buyer's or their authorized representatives' discovery, of any information received by TBG or Buyer prior to the Closing Date relating to the operations of CRSI or any Subsidiary, as the case may be, which to the belief of TBG or Buyer constitutes (or would constitute) or indicates (or would indicate) a breach of any representation, warranty or covenant made by Seller herein.


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     SECTION  5.3 FILINGS  AND  AUTHORIZATIONS.  Seller and Buyer (or where applicable TBG) shall, as promptly as practicable after the date hereof, file or supply, or cause to be filed or supplied, or will make or take, or cause to be made or taken, the following:

          (a) All notifications and information required to be filed or supplied pursuant to the HSR Act (including any request for additional information and documents or production of personnel for administrative interviews made pursuant to the HSR Act) and all information, documents or interviews reasonably requested by state or local officials in connection with the transactions contemplated hereby;

          (b) All such other filings and submissions under Laws applicable to them, or to their subsidiaries and affiliates, as may be required for it to consummate the transactions contemplated by this Agreement, including all Laws relating to the Federal Communications Commission and the filings and notifications to be supplied pursuant to the Exon-Florio Amendment; and

          (c) All other actions  necessary,  proper and reasonable for them
     to  fulfill  their   obligations   hereunder  and  to  consummate  the
     transactions contemplated by this Agreement.

     SECTION 5.4 TAX MATTERS.

          5.4.1 TAX RETURNS.

          (a) Seller shall be the sole and exclusive agent of CRSI and the Subsidiaries in any and all matters relating to the U.S. Federal income tax liability of the consolidated group of which Seller is the common parent (the "Seller Consolidated Group") for all consolidated return years. Seller shall, INTER ALIA, have the right with respect to any Federal consolidated returns which it files (I) to determine (X) the manner in which such returns shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (Y) whether any extensions of the due dates for filing of such returns or of the applicable statutes of limitations may be requested and (Z) the elections that will be made by any member of the Seller Consolidated Group, (II) to file and prosecute any claim for refund, and (III) to determine whether any refunds, to which the Seller Consolidated Group may be entitled, shall be paid by way of refund or credited against the tax liability of the Seller Consolidated Group. CRSI and the Subsidiaries hereby irrevocably appoint Seller as agent and attorney-in-fact to take such action (including the execution of documents) as Seller may deem appropriate to effect the foregoing.


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          (b) Subject to Section  5.4.4(d)  hereof,  Seller  shall have the sole right, at its sole expense and for its sole benefit, to prepare and file any Tax Return, amended Tax Return, or claim for refund, and to prosecute any claim for refund, with respect to any Taxes paid or payable by CRSI and any of the Subsidiaries with respect to periods ending on or prior to the Closing Date.

          (c) Buyer shall file or cause to be filed when due all returns in respect of Taxes of CRSI and the Subsidiaries for taxable years or periods ending after the Closing Date and shall pay or cause to be paid the Taxes shown to be due on any such return. Upon notification and satisfactory documentation from Buyer at least fifteen days prior to the due date of such return, Seller shall pay to Buyer the Taxes paid with such return that Seller is liable for pursuant to Section 5.4.2(b) of this Agreement; PROVIDED, HOWEVER, that the Buyer's failure to satisfy the procedure described in this sentence shall not in any way limit its right to indemnification under this Agreement.

          (d) Subject to Section 5.4.4(d) hereof, Buyer shall have the sole right, at its sole expense and for its sole benefit (except as provided in Section 5.4.2(b) hereof), to prepare and file any Tax Return, amended Tax Return, or claim for refund, and to prosecute any claim for refund, with respect to any Taxes paid or payable by CRSI and any of the Subsidiaries with respect to periods ending after the Closing Date.

          (e) In the event Buyer causes or permits CRSI and the Subsidiaries to sell assets on the Closing Date or take any other actions not in the ordinary course of business that would result in the reporting of income on Seller's consolidated return pursuant to Treas. Reg. ss. 1.1502-76(b)(1)(ii), Buyer agrees that such income should be reported on Buyer's consolidated return pursuant to the "next day" rule of Treas. Reg. ss. 1.1502-76(b)(1)(ii)(B). If Seller incurs any liability for Taxes because of such actions, Buyer agrees to indemnify Seller for such liability.

          5.4.2 INDEMNITY.

          (a) Seller hereby agrees to indemnify and hold CRSI and the Subsidiaries harmless with respect to any Tax Liability of the Seller Consolidated Group where such Liability arises solely by reason of any of CRSI and the Subsidiaries being severally liable for any Taxes of the Seller Consolidated Group pursuant to Treas. Reg. ss. 1.1502-6 or any similar provision of foreign, state or local law.

          (b) Seller shall indemnify and hold Buyer harmless from and against, and pay and reimburse Buyer for, any and all Taxes of the Seller Consolidated Group or any member thereof (other than non-income Taxes of CRSI or any Subsidiary reserved against on the Adjusted December Statements or accrued

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



     or incurred consistent with past practices from December 31, 1997 to the Closing Date which were not due and payable prior to the Closing Date and reflected in the books and records of CRSI or any Subsidiary as of the Closing Date) for any taxable year or period ending on or before the Closing Date and the portion of any such Taxes for any taxable year or period ending thereafter that is attributable to the portion of such year or period prior to the Closing Date, and Seller shall be entitled to all refunds of such Taxes.

          (c) Buyer shall indemnify and hold the Seller harmless from and against, and pay and reimburse Seller for, any and all Taxes due by CRSI and the Subsidiaries or any affiliated group of which CRSI or the Subsidiaries become members after the Closing Date for any Taxable year or period beginning on or after the Closing Date and the portion of any such Taxes for any period beginning before and ending after the Closing Date that is attributable to the portion of such year or period beginning on or after the Closing Date, and Buyer shall be entitled to all refunds of such Taxes.

          (d) Notwithstanding anything in this Agreement to the contrary, the Seller's indemnity under this Agreement shall not include any liability for Taxes resulting from Buyer's election, if any, pursuant to Code Section 338.

          5.4.3 TAX LIABILITY. Whenever it is necessary for purposes of this Section 5.4 to determine the Tax Liability of CRSI or any of the Subsidiaries for a taxable year or period that begins before and ends after the Closing Date, the determination shall be made by assuming that the entity had a Taxable year that ended at the close of the Closing Date, except that exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned on a time basis.

          5.4.4 TAX CONTESTS.

          (a) The party  obliged  to  provide  indemnification  under  this
     Section 5.4 (the "Tax Indemnitor") shall assume and direct the defense or settlement of any hearing, arbitration, suit or other proceeding (each a "Tax Contest") commenced, filed or otherwise initiated or convened to investigate or resolve the existence and extent of a liability with respect to which the Tax Indemnitor would have an indemnification obligation under this Section 5.4 ("Tax Indemnification Liability"). The Tax Indemnified Party shall have the right to participate, at its own cost and expense, in the defense of such Tax Contest, it being understood that the Tax Indemnitor shall control such Tax Contest.

          (b) The Tax Indemnitor shall pay all out-of-pocket expenses and other costs related to the Tax Indemnified Liability, including but not limited to fees for attorneys, accountants, expert witnesses or other consultants retained by the Tax Indemnitor and/or the party entitled to be indemnified under this

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     Section  5.4  (the  "Tax  Indemnified  Party")  (other  than  fees for attorneys, accountants, expert witnesses or other consultants retained solely by the Tax Indemnified Party), and incurred at any time during which the Tax Indemnitor is controlling and directing the Tax Contest in respect of which such fees are incurred. To the extent that any such expenses and other costs have been or are paid by a Tax Indemnified Party, the Tax Indemnitor shall promptly reimburse the Tax Indemnified Party therefor.

          (c) Any Tax Indemnified Party shall give written notice to the Tax Indemnitor of any settlement proposed by the Taxing authority. The Tax Indemnitor shall have the right, in its sole discretion, to settle any claim for which indemnification has been sought under this Section 5.4, subject to Section 5.4.4(d) below.

          (d) Notwithstanding anything to the contrary contained herein, the Seller shall consult with Buyer and shall not file any amended Tax Return or refund claim or enter into any settlement with respect to any Tax matter without Buyer's prior written consent if the effect of such action would be to increase directly or indirectly the liability for Taxes of CRSI, the Subsidiaries or Buyer for any Taxable period (or portions thereof) beginning after the Closing Date. In the event that Buyer withholds the prior written consent required by the preceding sentence within [ten] days after Seller's request therefor, unless the parties otherwise agree in writing, Buyer shall assume the defense and settlement of the Tax matter at issue at its own cost and expense, PROVIDED, HOWEVER, that Seller's indemnification on liability under this Agreement with respect to such Tax matter shall be limited to the indemnification liability Seller would have had if Buyer had given Seller such written consent at the time Buyer assumed the defense of the Tax matter. If Buyer so assumes the defense and settlement of a Tax matter, and the Tax Contest in which such Tax matter arises involves other Tax matters, the parties shall use their best efforts to cause the Tax matter the defense and settlement of which Buyer assumed to be the subject of a separate proceeding. If such severance is not possible, notwithstanding Buyer's assumption of the defense and settlement of such Tax matter, Seller shall have the right to choose the forum for the Tax Contest, and Buyer shall not enter into any settlement with respect to such Tax matter without Seller's prior written consent if the effect of such action would be to increase directly or indirectly Seller's indemnification liability hereunder. Notwithstanding anything to the contrary contained herein, Buyer shall consult with Seller and shall not file any amended Tax Return or refund claim or enter into any settlement with respect to any Tax matter without Seller's prior written consent if the effect of such action would be to increase directly or indirectly the liability for Taxes of CRSI, the Subsidiaries or Seller for any Taxable period (or portions thereof) beginning on or before the Closing Date.


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          5.4.5 COOPERATION.

          (a) Seller and Buyer shall provide each other with such assistance and documents, without charge and in a timely fashion, as may be reasonably requested by either of them in connection with (i) the preparation of any Tax Return, (ii) the conduct of any Tax Contest, or (iii) any other matter that is the subject of this Agreement. Such assistance shall include, without limitation: (i) the provision on demand of books, records, Tax Returns, documentation or other information relating to any relevant Tax Return; (ii) the execution of any document that may be necessary or reasonably helpful in connection with the filing of any Tax Return, or in connection with any Tax Contest, including, without limitation, the execution of powers of attorney and extensions of applicable statutes of limitations; and (iii) the use of reasonable efforts to obtain any documentation from any Governmental Authority or other Person that may be necessary or reasonably helpful in connection with the foregoing. Each party shall make its employees and facilities available on a mutually convenient basis to facilitate such cooperation.

          (b) Seller and each other member of the Seller Consolidated Group, and CRSI and the Subsidiaries, shall retain or cause to be retained all Tax Returns, schedules and workpapers, and all material records or other documents relating thereto, until the expiration of the statute of limitations (including any waivers or extensions thereof) with respect to the Taxable periods to which such Tax Returns and other documents relate or until the expiration of any additional period that either Buyer or Seller, as the case may be, may reasonably request in writing with respect to specifically designated material records or documents. If Seller or any other member of the Seller Consolidated Group, or Buyer, CRSI or any of the Subsidiaries, intends to destroy any material and relevant records or documents, Seller or Buyer, as the case may be, shall provide the other party with advance notice and the opportunity to copy or take possession of such records or documents. The parties hereto will notify each other in writing of any waivers or extensions of the applicable statute of limitations that may affect the period for which the foregoing records or documents must be retained.

     SECTION 5.5 PURCHASE SUPPORT AGREEMENT. From and after the execution hereof but prior to the Closing, CRSI and Seller shall convert their existing intracompany purchase support orders into a purchase support agreement (the "Purchase Support Agreement") based upon arms-length commercial terms and conditions for the provision by CRSI and the Subsidiaries of the goods and services identified on Schedule 5.5 delivered hereunder to Seller and its affiliates from and after Closing.


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     SECTION 5.6 NAME AND MARKS.

          5.6.1 BUYER'S OBLIGATIONS. Buyer acknowledges and agrees that by this Agreement it is obtaining no rights or licenses with respect to the names "COMSAT," "COMSAT Corporation" or any derivative thereof or to the logo belonging to COMSAT, or to any other names, trademarks or logos owned by or associated with COMSAT or its affiliates other than those which are specifically identified on Schedule 3.10.2. To that end, as soon as practicable after Closing but no later than 120 days after the Closing Date, Buyer shall remove and change signage, change and substitute promotional and advertising material in whatever medium, change stationery and packaging and take all such other steps as may be required or appropriate to eliminate reference to COMSAT or otherwise indicate that there no longer exists any connection or relationship between Seller and their affiliates on the one hand, and CRSI and the Subsidiaries on the other; PROVIDED THAT nothing herein shall obligate Buyer to change or copy over any engineering drawings, prints or copies of correspondence, invoices and other documents prepared prior to the expiration of such 120 day period or any "COMSAT" logo or name affixed to any inventory or product of CRSI or any Subsidiary acquired or manufactured prior to the expiration of 90 days following the Closing Date, and PROVIDED FURTHER THAT nothing herein shall be deemed to preclude Buyer, CRSI or any Subsidiary from using the letter "C" as the initial letter of a corporate name or a name used for marketing or communication purposes.

          5.6.2 SELLER'S OBLIGATIONS. Seller and the Excluded Subsidiaries shall cease all commercial use of the names and trademarks identified on
Schedule 3.10.2 from and after the Closing Date.

     SECTION 5.7 NOTICE TO BUYER. Throughout the period between the date of this Agreement and the Closing, Seller shall promptly notify Buyer in writing of any event or development that comes to Seller's Knowledge which is reasonably expected to have a Material Adverse Effect upon CRSI or any of the Subsidiaries.

     SECTION 5.8 FURTHER ASSURANCES. From time to time after the Closing, the parties hereto agree that each shall, at its own expense, execute and deliver, or cause to be executed and delivered, such documents and instruments as may be reasonably requested by the other in order more effectively to consummate the transactions contemplated by this Agreement.

     SECTION 5.9 PUBLIC ANNOUNCEMENTS. Seller and Buyer will consult and agree with each other before issuing any press release or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby, and shall not issue any such press release or make any such public statement prior to such consultation and agreement, except to the extent that public disclosure of the transactions contemplated hereby are mandated by applicable Laws, and prior

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consultation  and agreement with respect to such disclosure is not possible in order to comply therewith.

     SECTION 5.10 COMPANY RECORDS.

          5.10.1 RETENTION. With respect to the books and records of CRSI and the Subsidiaries relating to matters prior to the Closing Date, Buyer shall retain copies of all Tax Returns, related schedules and workpapers, and all material records and other documents relating thereto existing on the date hereof or created through or with respect to taxable periods ending on or before or including the Closing Date, until six months after the expiration of the statute of limitations (including extensions) of the taxable years to which such Tax Returns and other documents relate.

          5.10.2 COOPERATION WITH RESPECT TO EXAMINATIONS AND CONTROVERSIES. Buyer shall use all reasonable efforts to cooperate with Seller and its representatives, in a prompt and timely manner, in conjunction with any inquiry, audit, examination, investigation, dispute or litigation involving any Tax Return relating to CRSI or the Subsidiaries filed or required to be filed by or for Seller for any taxable period beginning before the Closing Date, and relating to any federal, state or local Taxes. Such cooperation shall include, but not be limited to, making available to Seller, during normal business hours, and within ten (10) days of any reasonable request therefor, all books, records and information, and the assistance of all officers and employees, necessary or useful in connection with any Tax inquiry, audit, examination, investigation, dispute, litigation or any other matter.

          5.10.3 REMEDY FOR FAILURE TO COMPLY. If Seller reasonably determines that Buyer is not fulfilling its obligations in a reasonable manner under Section 5.10.2, Seller shall have the right to appoint, at the reasonable expense of Buyer, an independent entity such as a nationally-recognized public accounting firm to assist Buyer in meeting its obligations under Section 5.10.2. Such entity shall have complete access to all books and records and information, and the complete cooperation of all officers and employees of Buyer as reasonably requested by Seller.

     SECTION 5.11 ACCESS TO REAL PROPERTIES. After the Closing, Buyer hereby agrees, upon reasonable prior written notice and during mutually agreeable hours, to give Seller and its authorized representatives reasonable access to all Real Properties of CRSI and the Subsidiaries, and to permit Seller and its authorized representatives to make such inspections thereof (including a Phase I or Phase II environmental inspection) and to carry out such work thereon as Seller may reasonably request, so as to enable Seller to comply with any notice, order or other directive of any Governmental Authority made under any Environmental Law in respect of the ownership by CRSI and the Subsidiaries of such properties prior to Closing, so long as such access does not interfere materially with the operations of the Business by the Buyer.

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     SECTION 5.12  COOPERATION OF BUYER.  Buyer shall cooperate with Seller in all matters relating to the actual or potential obligations or liabilities of Seller in connection with any Environmental Law (including, without limitation, Seller's compliance with any judicial or administrative notice or order issued under the authority of any Environmental Law) in respect of the Real Property of CRSI and the Subsidiaries; such cooperation shall include but not be limited to providing Seller with access to all locations and facilities reasonably necessary for environmental monitoring, and providing Seller access to all information reasonably requested by
Seller  (including   providing  Seller  with  all  Phase  I  and  Phase  II
environmental reports caused to be prepared by Buyer (or, after the Closing, by CRSI or any subsidiary thereof) in respect of any Real Property
promptly   after  receipt   thereof)   concerning   the  origin,   amounts,
concentrations, chemical contents, and fate and transport of any Hazardous Materials.

     SECTION 5.13 DISCLOSURE SCHEDULES.

          5.13.1 DELIVERY. Concurrently with the execution hereof, Seller is delivering to Buyer the disclosure Schedules required to be delivered by Seller hereunder. By its execution hereof, Buyer acknowledges that the Schedules delivered by Seller concurrently with the execution hereof are in form and substance acceptable to Buyer.

          5.13.2 INTERPRETATION. Matters reflected on the Schedules delivered hereunder are not necessarily limited to matters required by this Agreement to be reflected in such Schedules. Any such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature. A disclosure contained in any of the Schedules delivered hereunder, which pellucidly identifies information that clearly and on its face is relevant or applicable to one or more Schedules to this Agreement, constitutes disclosure for such other Schedules to the extent this Agreement requires such disclosure. The exhibits and attachments to the Schedules form an integral part of the Schedules and are incorporated by reference for all purposes as if set forth fully therein.

     SECTION 5.14 EMPLOYEE BENEFIT MATTERS.

          5.14.1 EMPLOYEE BENEFIT DEFINITIONS. The following terms, as used herein, shall have the following meanings:

          (a) "CRSI Employee" means each person who, on the Closing Date, is an employee of CRSI or any Subsidiary other than any Excluded Employee.

          (b) "Employee Plans" means each "employee benefit plan," as such term is defined in Section 3(3) of ERISA, which (I) is or has been entered into, maintained or contributed to by Seller or any of its affiliates and
(II) covers any CRSI Employee.

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          (c) "Welfare  Plans" means each  "employee  welfare plan" as such term is defined in Section 3(l) of ERISA.

          (d)  "Excluded  Employees"  means  each  person  who is listed on
Schedule 5.14.1 hereof.

          5.14.2 WELFARE PLANS FOLLOWING THE CLOSING. (a) Except to the extent changes are required by applicable law or collective bargaining, from the Closing Date to December 31, 1998, Buyer will maintain its own Welfare Plans for the benefit of the CRSI Employees that provide benefits that are reasonably similar, taken as a whole, to the medical, disability, vision, dental, life insurance, flexible spending accounts and severance benefits offered to CRSI Employees by CRSI and the Subsidiaries as of the Closing Date (the "CRSI Welfare Plans"). Buyer will give each CRSI Employee full credit for purposes of eligibility and vesting under any such plans or arrangements maintained by Buyer, CRSI or any Subsidiary pursuant to this Subsection 5.14.2 to the extent such CRSI Employee's service is recognized for such purposes under Seller's plans.

          (b) Buyer's Welfare Plans shall not contain a clause excluding coverage for preexisting conditions (other than pre-existing conditions excluded by CRSI's Welfare Plans) and shall provide that any expenses incurred by a CRSI Employee on or before the Closing Date shall be taken into account for the purposes of satisfying deductible and coinsurance requirements and satisfaction of maximum out-of-pocket provisions under the Buyer's Welfare Plans to the extent such expenses are incurred during the same plan year in which the Closing Date takes place.

          (c) For purposes of providing "group health plan" (as that term is described in ERISA Section 607(1)) continuation coverage pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, including subsequent statutory amendments ("COBRA"), coverage under the group health plans offered by Buyer to CRSI Employees pursuant to this Subsection 5.14.2 will be considered to have commenced on the Closing Date and all CRSI Employees and their dependents shall be considered as of the Closing Date to be covered by a "group health plan" which does not contain any exclusion or limitation with respect to any preexisting condition.

          (d) Seller shall be responsible for the payment of all Welfare Plan claims incurred by CRSI Employees and their covered dependents prior to the Closing Date whether or not reported by the Closing Date. Buyer shall be responsible for the payment of all claims incurred under the Welfare Plans after the Closing Date.

          (e) Seller shall be responsible for providing health care continuation coverage pursuant to the requirements of COBRA, to the extent required by COBRA, for CRSI Employees and/or their dependents who had a "qualifying event" under COBRA prior to or on the Closing Date. Buyer shall be responsible for providing

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health care  continuation  coverage  pursuant to COBRA,  for all  Employees and/or their dependents who had a "qualifying event" under COBRA after the Closing Date.

          (f) Notwithstanding any possible inferences to the contrary, neither Seller nor Buyer intends for this Section 5.14 to create any rights or obligations except as between Seller and Buyer, and no past or present Employees of Seller or Buyer shall be treated as third party beneficiaries of this Section 5.14.

          5.14.3 RETENTION AGREEMENTS. Schedule 5.14.3 delivered hereunder sets forth a list and description (including the amounts payable) of all written employee retention agreements covering the CRSI Employees. Effective on the Closing Date, Buyer shall assume and discharge all obligations and liabilities under such employee retention agreements arising after the Closing Date, and Buyer agrees to release Seller and indemnify Seller and hold Seller harmless from, and pay and reimburse Seller for, all obligations and liabilities arising thereunder after the Closing Date. Any payments due an Employee under any such retention agreement on the Closing Date shall be shared equally between Seller and Buyer (except for any payments due an Excluded Employee, which shall be paid by Seller). Buyer further agrees to indemnify Seller and hold Seller harmless from and against, and pay and reimburse Seller for, all obligations and liabilities and other amounts payable to any CRSI Employee to the extent such obligation, liability or other amount shall become due and payable by Seller on account of the termination of such CRSI Employee's employment with Buyer or any of its affiliates following the Closing.

          5.14.4 SAVINGS PROGRAM. On the Closing Date, CRSI Employees eligible to participate in the COMSAT Corporation Savings & Profit Sharing Plan (the "Seller's Savings Plan") shall commence participating in a defined contribution plan or plans sponsored by Buyer. Buyer shall cause such plans to be amended to waive any waiting period for eligibility to participate in such plans. To the extent permitted by Seller's Savings Plan and Section 401(k)(10) of the Code, each CRSI Employee shall be permitted during the period between the Closing and the end of the second calendar year following the Closing Date, to receive a distribution from Seller's Savings Plan, make a direct rollover in accordance with Section 401(a)(31) of the Code, or leave his or her account balances in Seller's Savings Plan. Seller shall take such action as may be necessary, if any, to permit each CRSI Employee to make a direct rollover from Seller's Savings Plan in accordance with Section 401(a)(31) of the Code. The assets transferred in the direct rollover shall be in the form of cash. On or prior to the Closing, Seller shall take all actions necessary to fully vest the CRSI Employees, who are currently partially vested, in Seller's Savings Plan.

          5.14.5 VACATION AND HOLIDAYS. As of the Closing Date, Buyer shall adopt, at its expense, vacation and holiday plans or policies for the CRSI Employees to succeed the vacation and holiday plans or policies of Seller, CRSI or any Subsidiary covering the CRSI Employees, as the case may be. Until December 31, 1997, such plans shall be substantially equivalent to the plans Seller, CRSI or any Subsidiary

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would have provided to the CRSI  Employees  had they  remained  employed by
Seller, CRSI or such Subsidiary, and Seller shall have no liability or obligation to pay or provide any vacation or holiday payments claimed on or after the Closing Date.

          5.14.6 WARN ACT COMPLIANCE. Buyer agrees to comply with all provisions of, and discharge all liabilities arising under, the WARN Act with respect to the CRSI Employees for a period of not less than 60 days following the Closing Date.

          5.14.7 EXCLUDED EMPLOYEES. On or prior to the Closing, Seller shall have the right to make offers of employment to the Excluded Employees to the extent any of them are not employees of Seller or any subsidiary of Seller (other than CRSI and the Subsidiaries). Buyer shall not, directly or indirectly through another Person, (i) induce or attempt to induce any Excluded Employee that has accepted Seller's offer of employment to leave the employ of Seller or any of its Affiliates, or in any way interfere with the relationship between Seller and its Affiliates, on the one hand, and any such Excluded Employee, on the other hand, without the prior written consent of Seller (it being understood and agreed by the parties hereto that the solicitation of employees by Buyer, either directly or indirectly, through advertisements or other means of solicitation that are general in nature and do not relate specifically to such Excluded Employees shall not constitute a violation of this clause (i)), or (ii) hire any such Excluded Employee who was an employee of Seller or any of its Affiliates until six months after such Excluded Employee's employment relationship with Seller or its Affiliate has been terminated, without the prior written consent of Seller.

     SECTION 5.15 ADMINISTRATION OF ACCOUNTS.

          5.15.1 IN TRUST FOR BUYER. All payments and reimbursements made by any third party after the Closing Date in the name of or to Seller to which Buyer, CRSI or any Subsidiary is entitled in accordance with this Agreement and the transactions contemplated hereby shall be held by Seller in trust for the benefit of Buyer and, promptly upon receipt by Seller of any such payment or reimbursement, Seller shall pay over to Buyer the amount of such payment or reimbursement without right of set off.

          5.15.2 IN TRUST FOR SELLER. All payments and reimbursements made by any third party after the Closing Date in the name of or to Buyer, CRSI or any Subsidiary to which Seller is entitled in accordance with this Agreement and the transactions contemplated hereby shall be held by Buyer in trust for the benefit of Seller and, promptly upon receipt by Buyer of any such payment or reimbursement, Buyer shall pay over to Seller the amount of such payment or reimbursement without right of set off.


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     SECTION 5.16 NEGOTIATIONS WITH OTHERS. From and after the date hereof, unless and until this Agreement shall have been terminated in accordance with its terms, the Seller shall not (i) directly or indirectly solicit or initiate discussions with any Person other than the Buyer or any of its Affiliates, involving the possible acquisition of all or part of the Business or CRSI or any Subsidiary (other than the Excluded Assets and Liabilities) and (ii) enter into any transaction with any Person, other than the Buyer or any of its affiliates, involving the possible acquisition of all or part of the Business or CRSI or any Subsidiary (other than the Excluded Assets and Liabilities). The Seller shall notify the Buyer of any unsolicited offer or proposal to enter into discussions or to buy all or part of the Business of CRSI or any Subsidiary (other than the Excluded Assets and Liabilities), and shall provide the Buyer with a copy thereof.

     SECTION 5.17 EXCHANGE PROCEEDS. If, between the date hereof and the Closing, CRSI and/or any of the Subsidiaries receives any proceeds in consideration for the exchange of any of its assets or Real Properties (other than the Excluded Assets and Liabilities), whether from the sale of any such assets or Real Properties, from insurance proceeds payable on account of any loss or casualty to such assets or Real Properties, any proceeds from the taking of any such assets or Real Properties pursuant to the power of eminent domain, or any other proceeds from whatever source (the "Exchange Proceeds"), CRSI shall immediately notify Buyer of CRSI's or any Subsidiaries' receipt of such Exchange Proceeds and shall consult with Buyer with respect to the application of such Exchange Proceeds. Any Exchange Proceeds received by CRSI and/or the Subsidiaries shall either be used to purchase replacement assets or Real Properties or be retained by CRSI or such Subsidiary.

     SECTION 5.18 NONCOMPETITION AND NONSOLICITATION.

          5.18.1 NONCOMPETITION. The Seller acknowledges that it has or will become familiar with the trade secrets and other confidential information concerning CRSI and the Subsidiaries. Therefore, Seller agrees that, during the period beginning on the Closing Date and ending on the date that is 18 months after the Closing Date (the "Non-Compete Period"), the Seller shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the Business (the "Competing Business"). Notwithstanding the aforesaid, nothing herein shall prohibit the Seller from: (i) being a passive owner of not more than 10% of the outstanding equity securities of any class of a corporation or other Person which is publicly traded, so long as Seller has no active participation in the business of such Person; (ii) acquiring a Person engaged in a Competing Business outside of the United States so long as the aggregate value of any such acquisition (after cumulating the aggregate value of all other such acquisitions) does not exceed $160 million; (iii) acting as a sub-contractor to any prime contractor engaged in a project or program that is a Competing Business, so long as the activity or work to be performed as a sub-contractor does not compete directly with the activity or work being performed by CRSI or any of the

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Subsidiaries as of or prior to the Closing Date; (iv) offering  services or products currently offered by, under active development by or contemplated for active development by (as evidenced by written documentation in existence on the date hereof evidencing an intent to proceed with active development in the future), Seller or any of its Affiliates (other than CRSI and the Subsidiaries); (v) licensing any technology developed by COMSAT Laboratories, a division of Seller ("COMSAT Labs"); (vi) acquiring a Person engaged in a Competing Business (a "Competing Target") where such Competing Business represents less than 10% of the Competing Target's assets or revenues; (vii) selling, or causing to be sold, any or all of the capital stock, or any or all of the assets of, Seller or any of Seller's Affiliates to a Person engaged in a Competing Business; (viii) owning, directly or indirectly, the Excluded Assets and Liabilities and engaging in the business represented thereby; (ix) providing services to or through the INTELSAT and Inmarsat satellite systems; and (x) owning any shares of capital stock of, and having one or more seats on the Board of Directors of, Calian Technologies, Inc.; (xi) engaging in a transaction by which the
shareholders  of  Seller  or  the  then-existing   Board  of  Directors  or
management team no longer control the business and affairs of Seller and its Affiliates; or (xii) engaging in a Competing Business by which Seller and its Affiliates would derive on an annual basis revenues in excess of $20 million.

          5.18.2 NONSOLICITATION. During the period beginning on the date hereof and ending on the second anniversary of the Closing Date (the "Non-Solicit Period"), Seller shall not directly or indirectly through another Person: (i) induce or attempt to induce any employee of CRSI or any Subsidiary thereof to leave the employ of CRSI or such Subsidiary, or in any way interfere with the relationship between CRSI or any such Subsidiary, on the one hand, and any employee thereof, on the other hand, without the prior written consent of Buyer (it being understood and agreed by the parties hereto that the solicitation of employees by Seller, either directly or indirectly, through advertisements or other means of solicitation that are general in nature and do not relate specifically to the employees of CRSI or any Subsidiary shall not constitute a violation of this clause (i)); or (ii) hire any person who was an employee of CRSI or such Subsidiary without the prior written consent of Buyer. Similarly, during the Non-Solicit Period, Buyer and its Affiliates (including CRSI and the Subsidiaries) shall not directly or indirectly through another Person:
(i) induce or attempt to induce any employee of COMSAT Labs or any of the Excluded Employees to leave the employ of Seller and its Affiliates or in any way interfere with the relationship between Seller and any such employee without the prior written consent of Seller (it being understood and agreed by the parties hereto that the solicitation of employees by Buyer, either directly or indirectly, through advertisements or other means of solicitation that are general in nature and do not relate specifically to such employees of Seller shall not constitute a violation of this clause
(i)); or (ii) hire any employee of COMSAT Labs until six months after such individual's employment relationship with Seller or its Affiliates has been terminated, without the prior written consent of Seller.


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          5.18.3  VALIDITY.  The  invalidity  or  unenforceability  of  any provision of this Section 5.18, in whole or by virtue of the following sentence in part, shall not affect the validity or enforceability of any other provision of this Section 5.18 or of any other provision of this Agreement, all of which shall to the full extent consistent with applicable law continue in full force and effect. In addition, if any provision of
Section 5.18 shall be adjudged to be excessively broad as to duration, geographical scope, activity or subject, the parties hereto intend such provision shall be deemed modified to the minimum degree necessary to make such provision valid and enforceable under applicable law and that such modified provision shall thereafter be enforced to the fullest extent possible.

     SECTION 5.19 EXCLUDED CONTRACTS. With respect to each contract, subcontract or other agreement or arrangement listed or described in
Schedule III hereto (collectively, the "Excluded Contracts"), Seller will use all reasonable efforts to obtain the approval or consent to the transfer or novation of such Excluded Contract to Seller or a wholly owned subsidiary of Seller (other than CRSI or any Subsidiary), and all rights, obligations and liabilities in, to and under such Excluded Contracts.

     SECTION 5.20 FINANCIAL REPORTS. Prior to the Closing Date, within 25 days after the end of each monthly accounting period, the Seller shall deliver to the Buyer an unaudited financial report of CRSI and the Subsidiaries, which report shall be prepared in accordance with GAAP and which shall include (i) a profit and loss statement for such monthly accounting period, (ii) a balance sheet as of the last day of such monthly accounting period and (iii) a statement showing the net intercompany loans and advances between Seller and CRSI and the Subsidiaries as of the last day of such monthly accounting period. In addition, within 35 days after the end of each monthly accounting period, but no later than the Closing Date, Seller shall deliver to Buyer, prepared in accordance with GAAP, a statement of cash flows for such monthly accounting period.

     SECTION 5.21 GREENBANK SURETY BOND. On or as soon as practicable following the Closing Date, Seller shall use commercially reasonable efforts to cause CRSI to be released from all of its liabilities and obligations in respect of the surety bond, dated September 6, 1991, issued by Reliance Insurance Company in the amount of $10,000,000.00 for the benefit of Associated Universities, Inc. (the "Greenbank Bond") by causing to be issued and delivered to Associated Universities, Inc. a surety bond in substitution of the Greenbank Bond. The surety bond issued in replacement of the Greenbank Bond shall be issued substantially in the form of, and in the full amount then available to be drawn under, the Greenbank Bond as at the Closing Date. The Seller shall pay and reimburse Buyer promptly for any and all costs, expenses and liabilities incurred by Buyer or CRSI in connection with the Greenbank Bond, including without limitation all amounts drawn under the Greenbank Bond by the beneficiary thereof and any fees payable to the issuer thereof in connection therewith. In the event CRSI is not fully released from its obligations under the

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Greenbank  Bond on or before the  Closing  Date,  Seller  shall cause to be issued to Buyer on the Closing Date, a letter of credit from a financial institution reasonably acceptable to Buyer, in the face amount of the maximum amount then available to be drawn under the Greenbank Bond, as collateral security for Seller's obligations to indemnify and reimburse Buyer hereunder for all draws under the Greenbank Bond. Buyer shall return such letter of credit for cancellation to the issuing bank thereof promptly upon CRSI being fully discharged from its obligations under the Greenbank Bond.


                                 ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER


     SECTION 6.1 CONDITIONS. The obligations of Buyer under this Agreement to perform Article II herein shall be subject to the fulfillment on or prior to the Closing Date of all of the following conditions precedent:

          6.1.1 REPRESENTATIONS AND WARRANTIES ACCURATE. The representations and warranties of Seller contained in this Agreement or any Ancillary Agreement herein shall be true in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date (except (i) that representations and warranties that are made as of a specific date need be true in all material respects only as of such date, and (ii) that any representation and warranty that is qualified by a standard of materiality shall be true and correct as stated herein).

          6.1.2 PERFORMANCE BY SELLER. Seller shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

          6.1.3 GOVERNMENT AUTHORIZATIONS.

          (a) All applicable waiting periods under the HSR Act shall have expired or been terminated.

          (b) All authorizations, determinations, approvals, consents and waivers of any Governmental Authority or any other Person necessary for the lawful consummation of the transactions contemplated by this Agreement ("Consents") shall have been obtained, other than such Consents which, if not obtained, are not reasonably expected to have a Material Adverse Effect on CRSI or any of the Subsidiaries after giving effect to the Closing hereunder.


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          (c)  There  shall  exist  no  action,   suit,   investigation  or
     proceeding pending on the Closing Date or any injunction issued by any court of competent jurisdiction which (i) would restrain, limit the ability to consummate, make unlawful or prohibit the consummation of the transactions contemplated by this Agreement, or (ii) in the good faith opinion of Buyer could reasonably be expected to have a Material Adverse Effect on CRSI or the Subsidiaries, taken as a whole.

          (d) All authorizations, determinations, consents or waiver of the Committee on Foreign Investment in the United States pursuant to the Exon-Florio Amendment shall have been obtained.

          6.1.4 OPINION OF COUNSEL. Buyer shall have received the opinion of (i) Crowell & Moring LLP, special counsel for Seller, in form and substance reasonably acceptable to Buyer, and (ii) Warren Y. Zeger, Vice President, Secretary and General Counsel of Seller, in form and substance reasonably acceptable to Buyer.

          6.1.5 SURVEYS. With respect to each of the Real Properties, Buyer shall have obtained a survey prepared in accordance with the 1992 ALTA/ACSM standards, which survey shall enable Buyer to obtain at its option an ALTA title insurance policy insuring valid fee and/or leasehold ownership (as applicable), subject only to those exceptions and encumbrances satisfactory to Buyer in its reasonable discretion; PROVIDED, HOWEVER, that the provisions of this Section 6.1.5 shall constitute a condition to Buyer's obligation to perform Article II herein only for a period of 45 days commencing on the date of this Agreement.

          6.1.6 ENVIRONMENTAL. Buyer shall be satisfied in all material respects with results of its Phase I environmental due diligence investigation of CRSI and the Subsidiaries which shall be performed by representatives for Buyer; PROVIDED, HOWEVER, that the provisions of this Section 6.1.6 shall constitute a condition to Buyer's obligation to perform Article II herein only for a period of 45 days commencing on the date of this Agreement.

          6.1.7 ABSENCE OF ADVERSE CHANGE. Since December 31, 1997, there shall have been no change which has or has had a Material Adverse Effect on CRSI and the Subsidiaries, taken as a whole.

          6.1.8 SECURITY CLEARANCE. Buyer shall have received notice from the Department of Defense that the facility security clearances will be permitted to continue at the same levels of all facility security clearances previously issued to CRSI and the Subsidiaries and in effect on the date of this Agreement to the extent such facility clearances are necessary for the operation of the Business.

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          6.1.9  COMPLIANCE WITH ISRA.  Seller shall have complied with all applicable requirements of ISRA and shall have received evidence of such compliance from the New Jersey Department of Environmental Protection ("NJDEP"), with respect to the Real Property located in New Jersey, in form and substance satisfactory to Buyer. Seller shall be responsible for making all notifications required by ISRA and shall provide to Buyer copies of all submissions to NJDEP by Seller and all correspondence from NJDEP to Seller. Seller shall conduct at its sole expense any remediation, cleanup investigation, monitoring, sampling or analysis required under ISRA ("ISRA Remediation"). Any ISRA Remediation need not be completed prior to Closing so long as Seller has complied with its obligations under the first sentence of this paragraph. In the event any ISRA Remediation is not completed prior to Closing, Buyer shall have the right, but not the obligation, to conduct any ISRA Remediation or any portion thereof in place of Seller in the event Seller is not diligently proceeding with such ISRA Remediation. Seller shall reimburse Buyer for all reasonable costs, expenses, or other liabilities incurred by Buyer in connection with
     such  activities,   including  any  costs,   expenses  or  liabilities
     associated with the off-site disposal or treatment of any excavated materials. The reimbursement for all such costs, expenses or other liabilities shall be made within 30 days of receipt of documentation of such costs from Buyer.

          6.1.10 GREENBANK NOVATION. The Seller shall have obtained the approval and consent to the transfer or novation of the GreenBank Contract to the Seller or a wholly-owned subsidiary of Seller (other than CRSI or any Subsidiary), and a mutual release of claims in a form attached hereto as Exhibit H, executed by Associated Universities, Inc. and the other parties thereto. To the extent that Seller shall not have obtained the executed novation and mutual release of claims prior to March 31, 1998, the parties hereto, at their option, may mutually agree to negotiate in good faith the terms of a new agreement pursuant to which the transactions contemplated by this Agreement will be effected by a transfer of assets and liabilities of CRSI (including the capital stock of the Subsidiaries but not including the Excluded Assets and Excluded Liabilities).

          6.1.11 EXPORT LICENSES. Buyer and/or CRSI and the Subsidiaries shall have obtained any requisite export licenses for the continuation of the Business from and immediately after the Closing Date.

          6.1.12 ANCILLARY AGREEMENTS. Each of the Ancillary Agreements shall have been executed and delivered by the parties thereto.

     SECTION 6.2 WAIVER. Buyer may waive in writing fulfillment of any or all the conditions set forth in Section 6.1 of this Agreement.


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                                ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER


     SECTION 7.1 CONDITIONS. The obligations of Seller under this Agreement to perform Article II herein shall be subject to the fulfillment on or prior to the Closing Date, of all of the following conditions precedent:

          7.1.1 REPRESENTATIONS AND WARRANTIES ACCURATE. The representations and warranties of Buyer contained in Article IV herein shall be true in all material respects (except that any representation and warranty that is qualified by a standard of materiality shall be true and correct as stated herein) at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date.

          7.1.2 PERFORMANCE BY BUYER. Buyer shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

          7.1.3 GOVERNMENT AUTHORIZATIONS.

          (a) All applicable waiting periods under the HSR Act shall have expired or been terminated.

          (b) All consents shall have been obtained.

          (c) There shall exist no action, suit, investigation or proceeding pending on the Closing Date or any injunction issued by any court of competent jurisdiction which would restrain, limit the ability to consummate, make unlawful or prohibit the consummation of the transactions contemplated by this Agreement.

          7.1.4 OPINION OF COUNSEL. Seller shall have received the opinion of O'Sullivan Graev & Karabell, LLP, special counsel to Buyer, in form and substance reasonably acceptable to Seller.

          7.1.5 CHANGE OF NAME. Seller shall have received a certificate of Amendment to the Certificate of Incorporation of CRSI and any Subsidiary using the name "COMSAT", in each case in due form for filing with the appropriate governmental agency, providing for the deletion of the name "COMSAT" from their respective corporate names.


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     SECTION 7.2 WAIVER.  Seller may waive in writing fulfillment of any or all of the conditions set forth in Section 7.1 of this Agreement.


                                ARTICLE VIII

                              INDEMNIFICATION


     SECTION 8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

          8.1.1 OF THE SELLER. The representations and warranties of the Seller contained in Article III herein shall survive the Closing and shall remain in full force and effect for the benefit of the Buyer until March 31, 2000, except that (a) the representations and warranties contained in
Section 3.13 relating to Taxes, shall survive for any Taxable year or any period ending on or prior to the Closing Date until ninety (90) days after the last date on which the relevant tax authority is entitled to assess or reassess CRSI and the Subsidiaries with respect to such Taxable period and
(b) the representations and warranties contained in Sections 3.2, 3.3, 3.4, 3.5, 3.19 and 3.21 (the "Fundamental Representations") and the representations and warranties contained in Section 3.15 shall survive for a period of ten years following the Closing Date.

          8.1.2 OF THE BUYER. The representations and warranties of the Buyer contained in Article IV herein shall survive the Closing and shall remain in full force and effect for the benefit of the Seller until March 31, 2000.

     SECTION 8.2 GENERAL INDEMNITY.

          8.2.1 INDEMNIFICATION BY SELLER. After the Closing Date and subject to provisions of this Article VIII, Seller shall indemnify and hold Buyer, CRSI, the Subsidiaries and their respective Affiliates, directors, officers, employees, agents and representatives (each, a "Buyer Indemnitee") harmless from and against, and shall pay and reimburse the Buyer Indemnitees for, any and all Losses resulting from or arising out of:

          (a) any breach of any representation or warranty of the Seller contained in Article III (unless Seller can prove by a preponderance of the evidence that Buyer or its representatives had actual knowledge of such breach on or prior to the Closing);

          (b) the nonperformance, partial or total, of any covenant or agreement of Seller contained in this Agreement, in any case to the extent not waived by Buyer; PROVIDED HOWEVER, to the extent such nonperformance shall relate to any covenant or agreement of Seller contained in Section 5.4 hereof,

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     indemnification  therefor  shall  be  governed  by the  provisions  of
     Section 5.4 and not by the provisions of this Section 8.2.1;

          (c) (i) any environmental condition existing or event occurring on or before the Closing Date at any property currently or formerly owned, leased or used by the Seller, CRSI or any of the Subsidiaries or any predecessor thereof, or (ii) any generation, storage, treatment, disposal, transportation, shipment offsite, or other management of Hazardous Materials by the Seller, CRSI or any of the Subsidiaries or any predecessor thereof prior to the Closing Date; PROVIDED THAT this indemnity shall not extend to incremental costs incurred in remediating environmental conditions existing as of the Closing Date to the extent that the incurrence of such costs: (X) was or is not reasonably necessary to resolve or avoid a claim by a Governmental Authority or other Person or to comply with an order of a Governmental Authority, and (Y) was or is not reasonably necessary in light of applicable federal, state or other Governmental Authority action levels or cleanup standards, where such levels or standards exist.

          (d) any Liability relating to Employee Plans or Welfare Plans maintained by the Seller, CRSI or any of the Subsidiaries prior to Closing;

          (e) claims or Liabilities (including any claims or Liabilities relating to any environmental condition or any generation, storage, treatment, disposal, transportation, shipment offsite or other management of Hazardous Materials) against, or arising out of or related to actions or omissions by, any former direct or indirect subsidiary of the Seller, or any division of any subsidiary of the Seller, or CRSI or any of the Excluded Subsidiaries, in each case, not part of the Business being transferred to the Buyer hereunder including, without limitation, the Excluded Assets and Liabilities; and

          (f) any claims arising out of or related to the Government of Nicaragua claim and/or litigation identified on Schedule 3.11.2 delivered hereunder and the Andrew litigation matters identified on
     Schedule 3.12 delivered hereunder.

          8.2.2 INDEMNIFICATION BY BUYER. After the Closing Date and subject to the provisions of this Article VIII, Buyer shall indemnify and hold Seller and its Affiliates and their respective officers, directors, employees, agents and representatives (each, a "Seller Indemnitee")
harmless from and against, and shall pay and reimburse the Seller Indemnitees for, any and all Losses resulting from or arising out of:


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          (a)  any  breach  of any  representation  or  warranty  of  Buyer contained in Article IV (unless Buyer can prove by a preponderance of the evidence that Seller or its representatives had actual knowledge of such breach on or prior to the Closing); and

          (b) the nonperformance, partial or total, of any covenant or agreement of Buyer contained in this Agreement, in any case to the extent not waived by Seller; PROVIDED, HOWEVER, to the extent such nonperformance shall relate to any covenant or agreement of Buyer contained in Section 5.4 hereof, indemnification therefor shall be governed by the provisions of Section 5.4 and not by this Section 8.2.2.

          8.2.3 LIMITATIONS. For purposes solely of this Section 8.2 (and not with respect to any other provision relating to indemnification in this Agreement):

          (a) Except as provided in Section 8.2.3(d), the Buyer Indemnitees shall not be entitled to indemnification under Sections 8.2.1(a), 8.2.1(c) and 8.2.1(f) with respect to (i) any Losses until the aggregate of all such Losses exceeds six percent of the sum of the Purchase Price and the Note Principal Amount (if applicable), as adjusted pursuant to Section 2.6 hereof (the "Indemnity Threshold"), in which case the indemnifying party shall be responsible only for such indemnifiable amount in excess of the Indemnity Threshold, and
     (ii) Losses (individually or in the aggregate) hereunder exceeding twenty-five percent of the sum of the Purchase Price and the Principal Amount (if applicable), (the "Indemnity Cap") as adjusted pursuant to
     Section 2.6 hereof. Any indemnifiable liability with respect to breach or nonperformance of a representation, warranty, covenant or agreement shall be limited to the amount of Losses sustained by the indemnified party by reason of such breach or nonperformance net of any reserves appearing on the Adjusted December Statements and specifically related to the situation in question.

          (b) Neither any Seller Indemnitee nor any Buyer Indemnitee shall be entitled to make any claim for indemnification under this Section
     8.2 with respect to the breach of any particular representation and warranty contained herein after the date on which such representation and warranty ceases to survive pursuant to Section 8.1 herein; PROVIDED, HOWEVER, that, if prior to the date on which such representation and warranty ceases to survive, the indemnifying party shall have received written notification of a claim for indemnity hereunder specifying in reasonable detail the basis of any such claim, and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue as a basis for indemnity until it is finally resolved or disposed of, subject to applicable statutes of limitation.


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          (c) In the event that an  indemnified  party shall be entitled to indemnification pursuant to Section 8.2.1(b), 8.2.2(b) or 5.4 hereof, as the case may be, and the event giving rise to such claim for indemnification shall also constitute a breach by the indemnifying party of one or more of its representations and warranties contained herein, then (I) the indemnified party shall not be entitled to indemnification in respect of such event pursuant to Section 8.2.1(a) or 8.2.2(a) hereof, as the case may be, and (II) the amount of all Losses for which indemnification shall be sought pursuant to Section 8.2.1(b), 8.2.2(b) or Section 5.4 hereof shall not be taken into account for the purpose of computing or satisfying the Indemnity Threshold set forth in Section 8.2.3(a) hereof.

          (d) The Seller hereby acknowledges and agrees that any Losses that are incurred in connection with the breach of (i) any of the Fundamental Representations or (ii) representations and warranties contained in Section 3.13, shall not be applied against or subject to either the Indemnity Threshold or dollar limitations on liability set forth in Section 8.2.3(a).

          8.2.4 IVORY COAST.

          (a) Buyer shall cause CRSI and the Subsidiaries to indemnify and hold harmless all Seller Indemnities (including Seller) from and against, and to pay and reimburse the Seller Indemnitees for, any and all Losses resulting from or arising out of the action styled JOSE MENDOZA AND MARALI CORPORATION VS. COMMUNICATIONS SATELLITE CORPORATION (N.D. Texas) (the "Ivory Coast Commission Litigation"), but only to the extent such Losses (including, for the avoidance of doubt, all actual costs and expenses (including reasonable attorneys' fees and expenses) incurred after the Closing Date in connection with the defense of the Ivory Coast Commission Litigation) do not exceed an amount equal to (X) the Indemnity Threshold LESS (Y) any Losses incurred by all Buyer Indemnitees for which such Buyer Indemnitees would have been entitled to indemnification from Seller pursuant to
     Section 8.2.1, but such indemnification was not available because such Losses were less than the Indemnity Threshold as provided under
     Section 8.2.3(a). Any amounts paid by Buyer or CRSI and the Subsidiaries pursuant to this Section 8.2.4(a) shall apply to and be credited against the Indemnity Threshold.

          (b) Seller shall indemnify and hold harmless all Buyer Indemnitees (including Buyer) from and against, and shall pay and reimburse the Buyer Indemnitees for, any and all Losses resulting from or arising out of the Ivory Coast Commission Litigation (including, for the avoidance of doubt, all actual costs and expenses (including reasonable attorneys' fees and expenses) incurred after the Closing Date in connection with the defense of the Ivory Coast Commission Litigation), but only to the extent such Losses exceed the

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     indemnification  obligations of CRSI and the Subsidiaries  pursuant to
     Section 8.2.4(a).

     SECTION 8.3 DEFENSE OF THIRD PARTY CLAIMS.

          8.3.1  NOTICE.  No  right  to  indemnification  pursuant  to this
Article VIII shall be available to any party entitled to be indemnified hereunder (an "Indemnified Party") with respect to a claim from any Person not a party to this Agreement (any such claim, a "Claim") unless such
Indemnified Party shall have delivered within the Notice Period to the party obliged to provide indemnification (an "Indemnitor") a written notice (a "Claim Notice") describing in reasonable detail the facts giving rise to the claim for indemnification hereunder and the amount, to the extent known. Notwithstanding the foregoing, in the event that a Claim Notice is not given by the Indemnified Party within the Notice Period, the Indemnified Party shall nevertheless be entitled to be indemnified for third party claims under this Section 8.3 to the extent that the Indemnitor has not been prejudiced by such time elapsed.

          8.3.2 DEFENSE OF CLAIMS. Upon receipt by an Indemnitor of a Claim Notice, such Indemnitor may, if it shall have acknowledged its obligation to indemnify the Indemnified Party, assume and control the administration and defense of the Claim described therein at the Indemnitor's own expense. The Indemnified Party shall have the right to approve the Indemnitor's selection of counsel with respect to any such Claim, such approval not to be withheld unreasonably; and the Indemnified Party shall have the right to employ its own counsel in any such case, except that the fees and expenses of such counsel shall be for the account of and shall be paid by such Indemnified Party; PROVIDED HOWEVER, that the Indemnitor and the Indemnified Party shall jointly and in good faith, with the cooperation of their respective counsel, assume and control the defense of any Claim, notwithstanding the giving of such written acknowledgement by the Indemnitor, if (i) the Indemnified Party shall have been advised by counsel that there are one or more legal or equitable defenses available to it which are different from or in addition to those available to the Indemnitor and, in the reasonable opinion of the Indemnified Party, counsel for the Indemnitor could not adequately represent the interests of the Indemnified Party because such interests could be in conflict with those of the Indemnitor, (ii) such matter involved amounts likely to exceed the Indemnity Threshold or remaining indemnification obligations of the Indemnitor or (iii) such action or proceeding is reasonably likely to have a material effect on the then current financial condition, results of operations or prospects of the Indemnified Party beyond any indemnification obligations of the Indemnitor. Further, the Indemnified Party shall have the right to assume and control the defense of any Claim if the Indemnitor shall not have assumed the defense of such Claim in a timely fashion, not to exceed 30 days from the date of receipt by the Indemnitor of the Claim Notice.

          8.3.3 SETTLEMENT. If the Indemnitor exercises its right to assume the defense of a Claim, it shall not make any settlement of any claims without obtaining

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in connection therewith the consent of the Indemnified Party, which consent shall not unreasonably be withheld or delayed. If the Indemnitor does not exercise its right to assume the defense of a Claim by giving the written acknowledgement referred to in Section 8.3.2, or is otherwise restricted from so assuming by the proviso to the second sentence of Section 8.3.2, the Indemnitor nevertheless shall be entitled to participate in such defense with its own counsel and at its own expense; and in any such case, the Indemnified Party may assume the defense of the Claim, and shall not effect any settlement without the consent of the Indemnitor, which consent shall not unreasonably be withheld or delayed.

          8.3.4 COOPERATION. Any Indemnified Party shall make available to any Indemnitor and its attorneys and accountants all books, records and documents relating to any Claim for which indemnification shall be sought hereunder, and access to personnel for assistance in defending such Claim, including making personnel available for deposition and trial testimony at no cost to the Indemnitor. The parties shall cooperate in good faith and render to each other reasonable assistance in the defense of any such Claim.

     SECTION 8.4 SPECIAL INDEMNITY. Seller shall indemnify and hold the Buyer Indemnitees harmless from and against, and shall pay and reimburse the Buyer Indemnitees for, any and all obligations, Liabilities, claims, investigations, judgments, damages, contingencies and expenses of whatever nature arising out of, resulting from or in connection with the Excluded Assets and Liabilities, and the transfer thereof by CRSI and the acceptance and assumption thereof by Seller or its Affiliates, including without limitation Seller's or its Affiliate's failure to assume or discharge in whole or in part any such obligation, Liability, claim, investigation, judgment, damage, contingency or expense, as the case may be, related to the Excluded Assets and Liabilities; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained in this Section 8.4 or any other provision hereunder, Seller shall have no obligation to indemnify, hold harmless or reimburse any Buyer Indemnitee from and against or for any failure to perform their respective obligations under the Greenbank Subcontract in accordance with its terms. Notwithstanding any provision to the contrary contained herein, the parties intend that the special indemnification provided by Seller contained in this Section 8.4 not be subject to any restriction or limitation, including any dollar threshold or other limitation.

     SECTION 8.5 NO CONTRIBUTION FROM COMPANY. The obligations of the Seller to indemnify pursuant to Section 8.2 are primary obligations of the Seller, subject to the limitations set forth herein. Except as specifically provided by Section 8.2.4(a) hereof, the Seller hereby waives any rights to seek or obtain indemnification or contribution from CRSI or any Subsidiary for Losses indemnified by Seller pursuant to Section 8.2 as a result of any breach by CRSI or such Subsidiary of any representation, warranty or covenant contained in this Agreement.



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                                 ARTICLE IX

                                TERMINATION


     SECTION 9.1 TERMINATION  EVENTS.  Subject to the provisions of Section
9.2 herein, this Agreement may, by written notice given at or prior to the Closing in the manner hereinafter provided, be terminated and abandoned:

          (a) By Seller or Buyer, if a material default or breach shall be made by the other with respect to the due and timely performance of any of its respective covenants and agreements contained herein, or with respect to the due compliance with any of its respective representations and warranties contained in Article III or IV, as applicable, and after Buyer or Seller, as the case may be, shall have given to the other written notice of such material default or breach and the defaulting or breaching party shall not have substantially cured the default or breach prior to the earlier of (I) a reasonable time following notice of such default or breach (which shall not be more than 30 days following such notice) and (II) the date set forth in clause (c) of this Section 9.1 and such default or breach has not been waived;

          (b) By mutual written consent of Seller and Buyer;

          (c) By Seller or Buyer, if the Closing shall not have occurred on or before June 30, 1998 or such later date as may be agreed upon by the parties; PROVIDED, HOWEVER, that the right to terminate this Agreement under this paragraph (c) of this Section 9.1 shall not be available to either of the respective parties whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

          (d) By Buyer if either condition  precedent  specified in Section
     6.1.5 or 6.1.6 has not been satisfied as of the date which is 45 days following the date hereof; PROVIDED, HOWEVER, that if Seller shall not have received written notice from Buyer of its intention to terminate this Agreement pursuant to this Section 9.1(d) within 1 day following such 45 day period, then Buyer shall have no further right to terminate this Agreement pursuant this Section 9.1(d).

     SECTION 9.2 EFFECT OF TERMINATION. In the event this Agreement is terminated pursuant to Section 9.1, all further rights and obligations of the parties hereunder shall terminate, except that the obligations set forth in Subsection 5.2.2 and Section 10.2 herein, and under the Confidentiality Agreement shall survive and, further, that if a termination of this Agreement occurs prior to Closing pursuant to Section 9.1(a) hereof, then the non-breaching party shall have any and all rights or

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causes of action to sue the breaching party for damages and other relief as may be afforded in law or equity for the breach hereof.


                                 ARTICLE X

                               MISCELLANEOUS


     SECTION 10.1 REMEDIES;  EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES;
                  RELATIONSHIP BETWEEN THE PARTIES.

          10.1.1 REMEDIES. The remedies expressly set forth in this Agreement following the Closing with respect to any breach of this Agreement are the sole and exclusive remedies for any such breach, and such remedies are intended to be non-cumulative with respect to, and shall preclude the assertion by any party of, any other remedies which would otherwise have been available in common law or by statute, except for any right that may exist to seek redress for common law fraud.

          10.1.2 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES; RELATIONSHIP BETWEEN THE PARTIES. It is the explicit intent and understanding of the parties hereto that none of the parties nor any of their respective affiliates, representatives, advisors or agents is making any representation or warranty whatsoever, oral or written, express or implied, other than those set forth in this Agreement and the Ancillary Agreements and none of the parties is relying on any statement, representation or warranty, oral or written, express or implied, made by any other party or such other party's affiliates, representatives, advisors or agents, except for the representations and warranties expressly set forth in such Agreements. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE PARTIES EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, MERCHANTABILITY OR SUITABILITY AS TO ANY OF THE ASSETS OR LIABILITIES OF THE BUSINESS AND, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD THAT BUYER TAKES THE ASSETS OF THE BUSINESS "AS IS" AND "WHERE IS." Without limiting the generality of, and in furtherance of, the immediately preceding sentences, TBG and Buyer acknowledge that Seller makes no representations or warranties to TBG and Buyer regarding any forecasts, projections, estimates, business plans or budgets heretofore delivered to or made available to TBG and Buyer or its affiliates, representatives, advisors or agents in respect of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of CRSI or any Subsidiary. The parties hereto agree that this is an arm's length transaction in which the parties' undertakings and obligations are limited to the performance of their obligations under this Agreement. Buyer acknowledges that it is a sophisticated investor, that it has undertaken, and that Seller has given Buyer

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



such opportunities as it has requested to undertake, a full investigation of the Business (including CRSI's and its Subsidiaries' contracts, permits, licenses, premises, facilities, books and records), and that it has only a contractual relationship with Seller, based solely on the terms of this Agreement, and that there is no special relationship of trust or reliance between Buyer and Seller.

     SECTION 10.2 EXPENSES. Except as otherwise provided in this Agreement, including Sections 8.2 and 8.3 hereof, each of the respective parties to this Agreement shall pay their own costs and expenses (including all legal, accounting, broker, finder and investment banker fees) relating to this
Agreement, the negotiations leading up to this Agreement and the transactions contemplated by this Agreement.

     SECTION 10.3 AMENDMENT. This Agreement shall not be amended or modified except by an agreement in writing duly executed by Seller and Buyer.

     SECTION 10.4 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Schedules hereto, and the Confidentiality Agreement contain all of the terms, conditions and representations and warranties agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

     SECTION 10.5 NOTICES. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given (I) on the date of delivery, if personally delivered to the persons identified below on a business day or, if not delivered on a business day, on the immediately succeeding business day after delivery, (II) three (3) days after mailing if mailed by certified or registered mail, postage prepaid, return receipt requested, or
(III) on the date of receipt, if delivered by facsimile on a business day or, if not delivered on a business day, on the immediately succeeding business day after delivery and receipt thereof is confirmed telephonically and a copy thereof is promptly mailed to the addressee in the manner described in clause (ii) of this Section 10.5, addressed as follows:

     If to Seller:

                   COMSAT Corporation
                   6560 Rock Spring Drive
                   Bethesda, MD  20817
                   Attention:    Allen E. Flower, Vice President and
                                 Chief Financial Officer
                   Telephone:    (301) 214-3660
                   Facsimile:    (301) 214-7131

     with a copy to:

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                   COMSAT Corporation
                   6560 Rock Spring Drive
                   Bethesda, MD  20817
                   Attention:    Warren Y. Zeger, Esq.,
                                 Vice President, Secretary and General Counsel
                   Telephone:    (301) 214-3610
                   Facsimile:    (301) 214-7128

     and to:

                   Crowell & Moring LLP
                   1001 Pennsylvania Avenue, N.W.
                   Washington, D.C.  20004-2595
                   Attention:    William P. O'Neill, Esq.
                   Telephone:    (202) 624-2500
                   Facsimile:    (202) 628-5116


     If to TBG or to Buyer:

                   TBG Industries, Inc. (or, in the case of Buyer, c/o TBG Industries, Inc.)
                   565 Fifth Avenue
                   New York, New York  10017
                   Attention:    Jack Haegele
                   Telephone:    (212) 850-8500
                   Facsimile:    (212) 850-8503

     with a copy to:

                   TGB Industries, Inc.
                   565 Fifth Avenue
                   New York, New York  10017
                   Attention:    Stephen Green, Esq.
                   Telephone:    (212) 850-8500
                   Facsimile:    (212) 850-8503

     and to:

                   O'Sullivan Graev & Karabell, LLP
                   30 Rockefeller Plaza
                   New York, New York  10112
                   Attention:    Harvey M. Eisenberg, Esq.
                   Telephone:    (212) 408-2400
                   Facsimile:    (212) 408-2420

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Such  addresses  may be  changed,  from time to time,  by means of a notice given in the manner provided in this Section. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

     SECTION 10.6 SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible. Any provision of this Agreement that is determined by a court of competent jurisdiction to be invalid or unenforceable as to such jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7 WAIVER. Waiver of any term or condition of this Agreement by either of the respective parties shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition, of this Agreement.

     SECTION 10.8 BINDING EFFECT; ASSIGNMENT. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement, which it may withhold in its absolute discretion; PROVIDED THAT the Buyer may assign this Agreement and the obligation to purchase the Shares to a wholly-owned subsidiary of the Buyer, or, in connection with the consummation of the transaction contemplated hereby, to any financial institution from whom the Buyer has received financing for the purchase of the Shares, in each case upon written notice of such assignment to Seller.

     SECTION 10.9 NO THIRD PARTY BENEFICIARIES. Except as may be expressly provided in this Agreement, there are no intended third party beneficiaries to this Agreement and nothing herein shall confer any rights upon any person or entity which is not a party to this Agreement. No employee or contractor or agent of CRSI or any Subsidiary shall have any rights or privileges under this Agreement, which is a contract solely between two business entities.

     SECTION 10.10 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts shall, when taken together, be deemed to constitute one separate instrument.

     SECTION 10.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

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STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE DOCTRINE OF
CONFLICTS OF LAWS.

     SECTION 10.12 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

          10.12.1 CONSENT TO JURISDICTION.

          (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Delaware State court or Federal court sitting in the State of Delaware and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment of in any other manner provided by law.

          (b)  Each  of  the  parties   hereto   hereby   irrevocably   and
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any Delaware State or Federal court. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.5 hereof. Notwithstanding the foregoing, each of the parties hereto shall have the right to serve process in any other manner permitted by law.

          10.12.2 WAIVER OF JURY TRIAL.

          (a) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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          (b) EACH PARTY  HERETO  CERTIFIES  AND  ACKNOWLEDGES  THAT (I) NO
REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE WAIVERS SET FORTH IN CLAUSE (a) OF THIS
SECTION 10.12, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN SUCH SECTION.

     SECTION 10.13 CONSTRUCTION.

          10.13.1 WORDS. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter.

          10.13.2 CROSS REFERENCES. References in this Agreement to any Article shall include all Sections, Subsections and Paragraphs in such Article; references in this Agreement to any Section shall include all Subsections and Paragraphs in such Section; and references in this
Agreement  to  any   Subsection   shall  include  all  Paragraphs  in  such
Subsection.

          10.13.3 NO PRESUMPTION. In interpreting any provision of this Agreement no presumption shall be drawn against the party drafting the provision.

          10.13.4 EXHIBITS AND SCHEDULES. All Exhibits and Schedules referred to herein are hereby incorporated into and made part of this Agreement.

     SECTION 10.14 INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND WARRANTIES. All covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of such particular representation and warranty hereunder.

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     IN WITNESS  WHEREOF,  the parties  hereto have  executed and delivered this Agreement with legal and binding effect as of the date and year first above written.

                                     COMSAT CORPORATION



                                     By: /s/ Allen E. Flower
                                         ----------------------------
                                             Allen E. Flower
                                             Vice President and
                                             Chief Financial Officer


                                     TBG INDUSTRIES, INC.


                                     By: /s/ Jack E. Haegele
                                         ----------------------------
                                             Name:  Jack E. Haegele
                                             Title: Chief Executive Officer



                                     PRODELIN HOLDING CORPORATION



                                     By: /s/ Jack E. Haegele
                                         ----------------------------
                                             Name:  Jack E. Haegele
                                             Title: Chief Executive Officer



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



                             TABLE OF CONTENTS


ARTICLE I     DEFINITIONS.......................................................................................  1
              1.1    Definitions................................................................................  1

ARTICLE II    PURCHASE AND SALE OF SHARES; CLOSING.............................................................. 11
              2.1    Certain Assets and Liabilities............................................................. 11
              2.2    Purchase and Sale.......................................................................... 12
              2.3    Closing.................................................................................... 12
              2.4    Purchase Price............................................................................. 12
                     2.4.1  June Statements..................................................................... 12
                     2.4.2  Pre-Closing Statement............................................................... 13
              2.5    Closing Deliveries......................................................................... 14
                     2.5.1  Purchase Price...................................................................... 14
                     2.5.2  Share Certificates.................................................................. 14
                     2.5.3  Corporate Records................................................................... 14
                     2.5.4  Ancillary Agreements................................................................ 14
                     2.5.5  Closing Documents to be Delivered by Seller......................................... 15
                     2.5.6  Closing Documents to be Delivered by Buyer.......................................... 15
              2.6    Purchase Price Adjustment.................................................................. 15
                     2.6.1  Closing Statement................................................................... 15
                     2.6.2  Objections; Resolutions............................................................. 15
                     2.6.3  Workpapers.......................................................................... 16
                     2.6.4  Final Adjustments................................................................... 16
                     2.6.5  Fees and Expenses................................................................... 19

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF SELLER.......................................................... 19
              3.1    Corporate Status and Authority of Seller................................................... 19
              3.2    No Conflicts, etc.......................................................................... 20
                     3.2.1  No Conflicts........................................................................ 20
                     3.2.2  Consents and Approvals.............................................................. 20
              3.3    Corporate Status and Authority of CRSI and the
                     Subsidiaries............................................................................... 20
              3.4    Ownership of CRSI and the Subsidiaries..................................................... 21
              3.5    Transfer of Shares......................................................................... 22
              3.6    Financial Statements, etc.................................................................. 22
                     3.6.1  Schedules........................................................................... 22
                     3.6.2  Accuracy............................................................................ 23
                     3.6.3  No Undisclosed Liabilities.......................................................... 23
                     3.6.4  Absence of Changes.................................................................. 23
              3.7    Properties; Leases; Tangible Assets........................................................ 25
                     3.7.1  Title............................................................................... 25
                     3.7.2  Leases.............................................................................. 26
                     3.7.3  Documents........................................................................... 26

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              3.8    Accounts Receivable........................................................................ 26
              3.9    Inventory.................................................................................. 27
              3.10   Intellectual Property...................................................................... 27
                     3.10.1 Patents and Know-How................................................................ 27
                     3.10.2 Trademarks and Copyrights........................................................... 28
                     3.10.3 Computer Software................................................................... 29
              3.11   Material Contracts......................................................................... 29
                     3.11.1 Identification...................................................................... 29
                     3.11.2 Full Force and Effect............................................................... 30
              3.12   Litigation and Investigation............................................................... 31
              3.13   Taxes...................................................................................... 31
              3.14   Employees; Compensation; Labor............................................................. 34
                     3.14.1  Employees and Compensation......................................................... 34
                     3.14.2 Certain Labor Matters............................................................... 34
                     3.14.3 Employee Benefit Plans; ERISA....................................................... 35
              3.15   Environmental Matters...................................................................... 36
                     3.15.1 Environmental Permits............................................................... 36
                     3.15.2 No Violation........................................................................ 36
                     3.15.3 No Notice........................................................................... 36
                     3.15.4 No Basis for Liability.............................................................. 36
                     3.15.5 Underground Improvements............................................................ 37
                     3.15.6 Records............................................................................. 37
                     3.15.7 Liens............................................................................... 37
               3.16  Government Contracts....................................................................... 37
                     3.16.1 Compliance.......................................................................... 37
                     3.16.2 Investigations...................................................................... 38
                     3.16.3 Absence of Claims................................................................... 38
                     3.16.4 Eligibility......................................................................... 39
              3.17   Compliance With Laws....................................................................... 39
                     3.17.1  General............................................................................ 39
                     3.17.2  Export Control..................................................................... 39
                     3.17.3  Security Clearances................................................................ 39
              3.18   Insurance.................................................................................. 40
              3.19   Brokers.................................................................................... 40
              3.20   Disclosure................................................................................. 40
              3.21   Related Party Transactions................................................................. 40
              3.22   Bank Accounts.............................................................................. 41
              3.23   Conflicts of Interest...................................................................... 41

ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF TBG
              AND BUYER......................................................................................... 41
              4.1    Corporate Status and Authority of TBG and Buyer............................................ 41
              4.2    No Conflicts, etc.......................................................................... 42
                     4.2.1  No Conflicts........................................................................ 42
                     4.2.2  Consents and Approvals.............................................................. 42

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              4.3    Sufficient Funds........................................................................... 43
              4.4    Brokers.................................................................................... 43
              4.5    Purchase for Investment.................................................................... 43

ARTICLE V     COVENANTS......................................................................................... 43
              5.1    Conduct of the Business.................................................................... 43
                     5.1.1  Ordinary Course..................................................................... 43
                     5.1.2  Cash Management..................................................................... 45
              5.2    Access to Information...................................................................... 46
                     5.2.1  Access.............................................................................. 46
                     5.2.2  Confidentiality..................................................................... 46
                     5.2.3  Notice to Seller.................................................................... 46
              5.3    Filings and Authorizations................................................................. 47
              5.4    Tax Matters................................................................................ 47
                     5.4.1  Tax Returns......................................................................... 47
                     5.4.2  Indemnity........................................................................... 48
                     5.4.3  Tax Liability....................................................................... 49
                     5.4.4  Tax Contests........................................................................ 49
                     5.4.5  Cooperation......................................................................... 51
              5.5    Purchase Support Agreement................................................................. 51
              5.6    Name and Marks............................................................................. 52
                     5.6.1  Buyer's Obligations................................................................. 52
                     5.6.2  Seller's Obligations................................................................ 52
              5.7    Notice to Buyer............................................................................ 52
              5.8    Further Assurances......................................................................... 52
              5.9    Public Announcements....................................................................... 52
              5.10   Company Records............................................................................ 53
                     5.10.1 Retention........................................................................... 53
                     5.10.2 Cooperation With Respect to Examinations and
                            Controversies....................................................................... 53
                     5.10.3 Remedy for Failure to Comply........................................................ 53
              5.11   Access to Real Properties.................................................................. 53
              5.12   Cooperation of Buyer....................................................................... 54
              5.13   Disclosure Schedules....................................................................... 54
                     5.13.1 Delivery. .......................................................................... 54
                     5.13.2 Interpretation...................................................................... 54
              5.14   Employee Benefit Matters................................................................... 54
                     5.14.1 Employee Benefit Definitions........................................................ 54
                     5.14.2 Welfare Plans Following the Closing................................................. 55
                     5.14.3 Retention Agreements................................................................ 56
                     5.14.4 Savings Program..................................................................... 56
                     5.14.5 Vacation and Holidays............................................................... 56
                     5.14.6 WARN Act Compliance................................................................. 57
                     5.14.7 Excluded Employees.................................................................. 57
              5.15   Administration of Accounts................................................................. 57

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                     5.15.1 In Trust For Buyer.................................................................. 57
                     5.15.2 In Trust For Seller................................................................. 57
              5.16   Negotiations with Others................................................................... 58
              5.17   Exchange Proceeds.......................................................................... 58
              5.18   Noncompetition and Nonsolicitation......................................................... 58
                     5.18.1 Noncompetition...................................................................... 58
                     5.18.2 Nonsolicitation..................................................................... 59
                     5.18.3 Validity............................................................................ 60
              5.19   Excluded Contracts......................................................................... 60
              5.20   Financial Reports.......................................................................... 60
              5.21   Greenbank Surety Bond...................................................................... 60

ARTICLE VI    CONDITIONS PRECEDENT TO OBLIGATIONS OF
              BUYER............................................................................................. 61
              6.1    Conditions................................................................................. 61
                     6.1.1  Representations and Warranties Accurate............................................. 61
                     6.1.2  Performance by Seller............................................................... 61
                     6.1.3  Government Authorizations........................................................... 61
                     6.1.4  Opinion of Counsel.................................................................. 62
                     6.1.5  Surveys............................................................................. 62
                     6.1.6  Environmental....................................................................... 62
                     6.1.7  Absence of Adverse Change........................................................... 62
                     6.1.8  Security Clearance.................................................................. 62
                     6.1.9  Compliance with ISRA................................................................ 63
                     6.1.10 Greenbank Novation.................................................................. 63
                     6.1.11 Export Licenses..................................................................... 63
                     6.1.12 Ancillary Agreements................................................................ 63
              6.2    Waiver..................................................................................... 63

ARTICLE VII   CONDITIONS PRECEDENT TO OBLIGATIONS OF
              SELLER............................................................................................ 64
              7.1    Conditions................................................................................. 64
                     7.1.1  Representations and Warranties Accurate............................................. 64
                     7.1.2  Performance by Buyer................................................................ 64
                     7.1.3  Government Authorizations........................................................... 64
                     7.1.4  Opinion of Counsel.................................................................. 64
                     7.1.5  Change of Name...................................................................... 64
              7.2    Waiver..................................................................................... 65

ARTICLE VIII    INDEMNIFICATION................................................................................. 65
              8.1    Survival of Representations and Warranties................................................. 65
                     8.1.1  Of the Seller....................................................................... 65
                     8.1.2  Of the Buyer........................................................................ 65
              8.2    General Indemnity.......................................................................... 65
                     8.2.1  Indemnification by Seller........................................................... 65

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                     8.2.2  Indemnification by Buyer............................................................ 66
                     8.2.3  Limitations......................................................................... 67
                     8.2.4  Ivory Coast......................................................................... 68
              8.3    Defense of Third Party Claims.............................................................. 69
                     8.3.1  Notice.............................................................................. 69
                     8.3.2  Defense of Claims................................................................... 69
                     8.3.3  Settlement.......................................................................... 69
                     8.3.4  Cooperation......................................................................... 70
              8.4    Special Indemnity.......................................................................... 70
              8.5    No Contribution From Company............................................................... 70

ARTICLE IX    TERMINATION....................................................................................... 71
              9.1    Termination Events......................................................................... 71
              9.2    Effect of Termination...................................................................... 71

ARTICLE X     MISCELLANEOUS..................................................................................... 72
              10.1   Remedies; Exclusivity of Representations and Warranties;
                     Relationship Between the Parties........................................................... 72
                     10.1.1  Remedies........................................................................... 72
                     10.1.2 Exclusivity of Representations and Warranties;
                              Relationship Between the Parties.................................................. 72
              10.2   Expenses................................................................................... 73
              10.3   Amendment.................................................................................. 73
              10.4   Entire Agreement........................................................................... 73
              10.5   Notices.................................................................................... 73
              10.6   Severability............................................................................... 75
              10.7   Waiver..................................................................................... 75
              10.8   Binding Effect; Assignment................................................................. 75
              10.9   No Third Party Beneficiaries............................................................... 75
              10.10  Counterparts............................................................................... 75
              10.11  Governing Law.............................................................................. 75
              10.12  Consent to Jurisdiction; Waiver of Jury Trial.............................................. 76
                     10.12.1    Consent to Jurisdiction......................................................... 76
                     10.12.2    Waiver of Jury Trial............................................................ 76
              10.13  Construction............................................................................... 77
                     10.13.1    Words........................................................................... 77
                     10.13.2    Cross References................................................................ 77
                     10.13.3    No Presumption.................................................................. 77
                     10.13.4    Exhibits and Schedules.......................................................... 77
              10.14  Independence of Covenants and Representations and
                     Warranties................................................................................. 77


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EXHIBITS

Exhibit A-1                         Form of Asset Distribution and Assumption Agreement
Exhibit A-2                         Form of Assignment and Assumption Agreement
Exhibit B                           Form of Promissory Note
Exhibit C                           Form of Technology License Agreement
Exhibit D                           Form of Transition Services Agreement
Exhibit E                           Form of Sublease Agreement
Exhibit F                           Form of Guarantee Assumption Agreement
Exhibit G                           Form of Post Closing Note
Exhibit H                           Form of Greenbank Novation Agreement
Exhibit I                           Form of Greenbank Subcontract

DISCLOSURE SCHEDULES

I                                   Knowledge of Seller
II                                  Distributed Assets and Liabilities
III                                 Excluded Contracts
2.4.1                               June Statements
2.6.1                               Intercompany Loans and Advances Principles and
                                    Methods
3.2.1                               Conflicts as to Material Contracts
3.2.2                               Consents and Approvals
3.3                                 Subsidiaries of CRSI; Stockholders and Capital Stock;
                                    Jurisdictions Where CRSI and the Subsidiaries are
                                    Qualified
3.4                                 Existing Options, Warrants, Calls, Rights,
                                    Arrangements, etc. Unissued Capital Stock of CRSI and
                                    the Subsidiaries
3.6.1                               Financial Statements
3.6.4                               Absence of Changes
3.7.1                               Real Property
3.7.2                               Leases of Real Property and Certain Equipment
3.7.3(b)                            Pending Condemnation Proceedings or Proceedings in
                                    Relation to Real Property
3.7.3(c)                            Agreements Granting Right of Use of Occupancy of Real
                                    Properties
3.8                                 Delinquent Accounts Receivable
3.10.1                              Patents and Licenses
3.10.2                              Trademarks, Copyrights and Licenses
3.10.3                              Computer Software
3.11.1                              Material Contracts
3.11.2                              Material Contract Exceptions
3.12                                Litigation and Investigation
3.13                                Taxes

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3.14.1                              Employees; Benefit Plans; Employment Policies
3.14.2                              Certain Labor Matters
3.14.3                              Employee Benefit Plans; ERISA
3.15.1                              Environment Permits
3.15.2                              Violation of Environmental Laws
3.15.3                              Notice of Violation of Environmental Laws
3.15.4                              Basis for Liability
3.15.5                              Underground Improvements, Dumps and Land Fills
                                    Subject to Environmental Laws
3.16.1                              Noncompliance with Government Contracts
3.16.2                              Investigations with respect to Government Contracts
3.16.3                              Outstanding Claims with respect to Government
                                    Contracts
3.16.4                              Non-Eligibility with respect to Government Contracts
3.17.2                              Noncompliance with Export Control
3.17.3                              Facility Security Clearances
3.18                                Insurance Policies
4.2.2                               Consents and Approvals
4.2.2(ii)                           Filings Required by the Department of Defense
                                    Industrial Security Regulation or Department of Defense
                                    Industrial Security Manual
5.1(m)                              1997 or 1998 Fiscal Year Capital Expenditures
5.5                                 Goods and Services to be Supplied by CRSI and
                                    Subsidiaries subject to the "Purchase Support
                                    Agreement"
5.14.1                              Excluded Employees
5.14.3                              Employee Retention Agreements

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